Exhibit 99.1

UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF

IN RE:			}	CASE NUMBER
			}	13-11456
}
}
}
DEBTOR(S)	GMX Resources Inc.		}	CHAPTER 11

DEBTOR'S STANDARD MONTHLY OPERATING REPORT (BUSINESS)

FOR THE PERIOD
	FROM	November 1, 2013	TO	November 30, 2013

Comes now the above-named debtor and files its Monthly Operating Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

/s/ William H. Hoch
Attorney for Debtor's Signature

Debtor's Address and Phone Number:	Attorney's Address and Phone Number:
GMX Resources Inc.	Crowe & Dunlevy
9400 N. Broadway, Suite 600	20 North Broadway, Suite 1800
Oklahoma City, OK 73114	Oklahoma City, OK 73102
405-600-0711	405-235-7700

Note: The original Monthly Operating Report is to be filed with the court and a copy simultaneously provided to the United States Trustee Office. Monthly Operating Reports must be filed by the 21st day of the following month.

For assistance in preparing the Monthly Operating Report, refer to the following resources on the United States Trustee Program Website, http://www.justice.gov/ust/r20/index.htm.

1.	Instructions for Preparations of Debtor’s Chapter 11 Monthly Operating Report
2.	Initial Filing Requirements
3.	Frequently Asked Questions (FAQs)

MOR-1

SCHEDULE OF RECEIPTS AND DISBURSEMENTS
FOR THE PERIOD BEGINNING November 1, 2013 AND ENDING November 30, 2013

Name of Debtor: GMX Resources Inc.     Case Number 13-11456
Date of Petition: April 1, 2013

		CURRENT MONTH	CUMULATIVE PETITION TO DATE
1.	FUNDS AT BEGINNING OF PERIOD	1,546,290	945,484
2.	RECEIPTS:
	A. Cash Sales	—	—
	Minus: Cash Refunds	—	—
	Net Cash Sales	—	—
	B. Accounts Receivable	4,286,560	46,150,160
	C. Other Receipts (See MOR-3)	9,941,736	21,225,670
3.	TOTAL RECEIPTS (Lines 2A+2B+2C)	14,228,296	67,375,830
4.	TOTAL FUNDS AVAILABLE FOR OPERATIONS (Line 1 + Line 3)	15,774,586	68,321,314
5.	DISBURSEMENTS
	A. Advertising	—	—
	B. Bank Charges	1,299	16,609
	C. Contract Labor	67,988	561,336
	D. Fixed Asset Payments (not incl. in “N”)	2,914,741	9,119,420
	E. Insurance	108,442	1,842,524
	F. Inventory Payments (See Attach. 2)	—	36,838
	G. Leases	614,820	4,572,632
	H. Manufacturing Supplies	—	—
	I. Office Supplies	51,648	569,130
	J. Payroll - Net (See Attachment 4B)	303,133	3,567,449
	K. Professional Fees (Accounting & Legal)	1,680,857	9,561,908
	L. Rent	66,653	612,202
	M. Repairs & Maintenance	134	88,158
	N. Secured Creditor Payments (See Attach. 2)	483,333	4,483,173
	O. Taxes Paid - Payroll (See Attachment 4C)	116,824	1,418,710
	P. Taxes Paid - Sales & Use (See Attachment 4C)	—	4,408
	Q. Taxes Paid - Other (See Attachment 4C)	3,851	26,767
	R. Telephone	13,023	150,635
	S. Travel & Entertainment	8,115	70,718
	T. U.S. Trustee Quarterly Fees	40,325	48,450
	U. Utilities	10,694	144,127
	V. Vehicle Expenses	11,724	22,075
	W. Other Operating Expenses (See MOR-3)	1,995,347	24,122,410
6.	TOTAL DISBURSEMENTS (Sum of 5A thru W)	8,492,951	61,039,679
7.	ENDING BALANCE (Line 4 Minus Line 6)	7,281,635	7,281,635

I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.

This 23rd day of December, 2013	/s/ Michael J. Rohleder
Michael J. Rohleder, President

(a)This number is carried forward from last month’s report. For the first report only, this number will be the balance as of the petition date.
(b)This figure will not change from month to month. It is always the amount of funds on hand as of the date of the petition.
(c)These two amounts will always be the same if form is completed correctly.

MOR-2

MONTHLY SCHEDULE OF RECEIPTS AND DISBURSEMENTS (cont’d)

Detail of Other Receipts and Other Disbursements

OTHER RECEIPTS:
Describe Each Item of Other Receipt and List Amount of Receipt. Write totals on Page MOR-2, Line 2C.

Description	CURRENT MONTH	CUMULATIVE PETITION TO DATE
Debtor In Possession ("DIP") Loan	$9,600,000	$19,140,000
Cash distribution from Endeavor Gathering LLC	275,800	1,179,730
Return of excess insurance deposit	—	212,348
Receipt of state tax credits	—	61,231
Settlement from SemCrude bankruptcy	—	88,944
Miscellaneous refunds and receipts	65,936	543,417
Total	$9,941,736	$21,225,670

“Other Receipts” includes Loans from Insiders and other sources (i.e. Officer/Owner, related parties directors, related corporations, etc.). Please describe below:

Loan Amount (1)	Source of Funds	Purpose	Repayment Schedule
N/A

OTHER DISBURSEMENTS:

Describe Each Item of Other Disbursement and List Amount of Disbursement. Write totals on Page MOR-2, Line 5W.

Description	CURRENT MONTH	Previous Month(s)	CUMULATIVE PETITION TO DATE
Return of erroneous joint interest payment received	—	621,265	621,265
Monthly gathering and transportation fee to Endeavor Gathering	187,136	4,589,679	4,776,815
Reimbursement to Endeavor Pipeline	785,710	5,077,296	5,863,006
Settlement of hedges	—	1,808,593	1,808,593
Volumetric production payment	—	857,840	857,840
Monthly distribution to royalty and working interest owners	964,004	8,502,620	9,466,624
Miscellaneous disbursements	58,497	669,770	728,267
Total	1,995,347	22,127,063	24,122,410

NOTE: Attach a current Balance Sheet and Income (Profit & Loss) Statement. See Exhibit I Attached

MOR-3

ATTACHMENT 1

MONTHLY ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
Name of Debtor: GMX Resources Inc. Case Number: 13-11456
Reporting Period beginning November 1, 2013 Period ending November 30, 2013
ACCOUNTS RECEIVABLE AT PETITION DATE: $50,089,238
ACCOUNTS RECEIVABLE RECONCILIATION
(Include all accounts receivable, pre-petition and post-petition, including charge card sales which have not been received):

	Oil & Gas Sales	Joint Interest Billing	Other Accounts Receivable (1)	Intercompany Receivable/Payable (2)	Total
Beginning of Month Balance (a)	$4,716,106	$600,286	$(47,424)	$24,224,108	$29,493,076
Plus: Current Month New Billings	$3,594,523	$104,272	$56,054	$258,362	$4,013,211
Minus: Collection During Month (b)	$(4,028,536)	$(104,200)	$(153,824)	$—	$(4,286,560)
Minus: Revenue Netting	$—	$(25,876)	$—	$—	$(25,876)
Plus/Minus: Adjustments or Writeoffs	$—	$14,828	$—	$—	$14,828
End of Month Balance (c)	$4,282,093	$589,310	$(145,194)	$24,482,470	$29,208,679
(1) Other Accounts Receivable contains Accounts Receivable due from a third party involving the Cotton Valley asset sale, and other Miscellaneous Receivables.
(2) Intercompany Receivable/Payable includes amounts due to or due from Endeavor Gathering LLC, which is a subsidiary of the Company that is not part of the consolidated bankruptcy filing.
*For any adjustments or Write-offs provide explanation and supporting documentation, if applicable:
Adjustment of $14,828 due to refunding of overpaid joint interest bills.
POST PETITION ACCOUNTS RECEIVABLE AGING
(Show the total for each aging category for all accounts receivable)

	0-30 Days	31-60 Days	61-90 Days	Over 90 Days	Total
Oil & Gas Sales - For the current reporting month	$1,633,845	$1,411,970	$—	$—	$3,045,815
Joint Interest Billing	$100,086	$12,986	$17,916	$173,773	$304,761
Other Accounts Receivable	$—	$—	$—	$—	$—
Intercompany Receivable/Payable	$237,607	$197,868	$138,288	$2,691,096	$3,264,859

For any receivables in the “Over 90 Days” category, please provide the following:

Customer	Receivable Date	Status
See Exhibit VI	See Exhibit VI	See Exhibit VI

(a)This number is carried forward from last month’s report. For the first report only, this number will be the balance as of the petition date.
(b)This must equal the number reported in the “Current Month” column of Schedule of Receipts and Disbursements (Page MOR-2, Line 2B).
(c)These two amounts must equal.

MOR-4

ATTACHMENT 2

MONTHLY ACCOUNTS PAYABLE AND SECURED PAYMENTS REPORT

Name of Debtor: GMX Resources Inc. Case Number: 13-11456

Reporting Period beginning November 1, 2013 Period ending November 30, 2013

In the space below list all invoices or bills incurred and not paid since the filing of the petition. Do not include amounts owed prior to filing the petition. In the alternative, a computer generated list of payables may be attached provided all information requested below is included.

POST-PETITION ACCOUNTS PAYABLE

Date Incurred	Days Outstanding	Vendor	Description	Amount (b)
See note below
See Exhibit II attached. Note that the listing does not include accruals for invoices not yet received as of the closing of the financial statements for the current month.

☑ Check here if pre-petition debts have been paid. Attach an explanation and copies of supporting documentation. The Company was given the authority to pay approximately $6.9 million in pre-petition debts. The court order providing authorization to pay these debts was previously provided with the filing of the April 2013 operating report. See Exhibit III attached, which is the schedule of pre-petition debts paid in the current reporting period.

ACCOUNTS PAYABLE RECONCILIATION (Post Petition Unsecured Debt Only)

Opening Balance (a)	$3,620,652
PLUS: New Indebtedness Incurred This Month	7,532,368
MINUS: Amount Paid on Post Petition Accounts Payable This Month	(6,799,288)
PLUS/MINUS: Adjustments *	—
Ending Month Balance (c)	$4,353,732

*For any adjustments provide explanation and supporting documentation, if applicable.

MOR-5

SECURED PAYMENTS REPORT
List the status of Payments to Secured Creditors and Lessors (Post Petition Only). If you have entered into a modification agreement with a secured creditor/lessor, consult with your attorney and the United States Trustee Program prior to completing this section).

Secured Creditor/Lessor	Date Payment Due This Month	Amount Paid This Month	Number of Post Petition Payments Delinquent	Total Amount of Post Petition Payments Delinquent
DIP Loan Agreement Interest and Commitment Fee	11/29/2013	$483,333	$—	$—

TOTAL (d)		$483,333

(a)This number is carried forward from last month’s report. For the first report only, this number will be zero.
(b, c)The total of line (b) must equal line (c).
(d)This number is reported in the “Current Month” column of Schedule of Receipts and Disbursements (Page MOR-2, Line 5N).

MOR-6

ATTACHMENT 3
INVENTORY AND FIXED ASSETS REPORT

Name of Debtor: GMX Resources Inc.     Case Number: 13-11456

Reporting Period beginning November 1, 2013 Period ending November 30, 2013

INVENTORY REPORT

	Inventory Balance at Petition Date	Inventory Balance @ Beginning of Month	Inventory Purchased During the Month	Inventory Used	Adjustments	Ending Inventory
Material Inventories	$3,299,079	$3,166,853	$5,514	$18,574	$—	$3,153,793
Oil Inventory	$69,600	$47,219	$—	$4,620	$—	$42,599
Total Inventory	$3,368,679	$3,206,323	$5,514	$23,194	$—	$3,196,392

METHOD OF COSTING INVENTORY: Method of Costing Inventory: Inventory consist of Materials used to maintain on Oil & Gas properties and crude oil in tanks. The cost of materials are based upon the purchase price of the item using FIFO method of valuation. Cost of Oil Inventory is based upon the lifting cost of producing the oil.
*For any adjustments or write-downs provide explanation and supporting documentation, if applicable. N/A

INVENTORY AGING
Note: This section is not applicable. Other than oil in tanks, which is sold on a daily or weekly basis, the Company's inventory is held for oil and gas properties and not for resale.

Less than 6 months old	6 months to 2 years old	Greater than 2 years old	Considered Obsolete	Total Inventory
N/A - See Note Above	N/A - See Note Above	N/A - See Note Above	N/A - See Note Above	$3,196,392
* Aging Percentages must equal 100%.
☐ Check here if inventory contains perishable items.
Description of Obsolete Inventory: N/A
FIXED ASSET REPORT

FIXED ASSETS FAIR MARKET VALUE AT PETITION DATE (b): Fair market value of fixed assets at petition date is not available.
(Includes Property, Plant and Equipment)
BRIEF DESCRIPTION (First Report Only): Fixed assets include the Company's oil and natural gas properties, pipeline and related facilities, drilling rigs, machinery and equipment, buildings, leasehold improvements, office equipment and land.

Fixed Asset Reconciliation:
Fixed Asset Book Value at Beginning of Month (a) (b)	$241,050,424
Minus: Depreciation Expense	(1,070,297)
Plus: New Purchases	6,115,190
Plus/Minus: Adjustments or Write-downs *	(18,574)
Ending Monthly Balance	$246,076,743
*For any adjustments or write-downs, provide explanation and supporting documentation, if applicable. Adjustment of $18,574 represents inventory used in operations.
BRIEF DESCRIPTION OF FIXED ASSETS PURCHASED OR DISPOSED OF DURING THE REPORTING PERIOD: Capitalized interest, leasehold costs, capitalized G&A, intangible drilling costs, and well equipment.
(a)This number is carried forward from last month’s report. For the first report only, this number will be the balance as of the petition date.
(b)Fair Market Value is the amount at which fixed assets could be sold under current economic conditions. Book Value is the cost of the fixed assets minus accumulated depreciation and other adjustments.

MOR-7

ATTACHMENT 4A

MONTHLY SUMMARY OF BANK ACTIVITY - OPERATING ACCOUNT

Name of Debtor: GMX Resources Inc. Case Number: 13-11456

Reporting Period beginning November 1, 2013 Period ending November 30, 2013

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity (See Exhibit V). A standard bank reconciliation form can be found at http://www.justice.gov/ust/r20/index.htm. If bank accounts other than the three required by the United States Trustee Program are necessary, permission must be obtained from the United States Trustee prior to opening the accounts. Additionally, use of less than the three required bank accounts must be approved by the United States Trustee.

Name of Bank:	Capital One Bank	Branch:	N/A
Account Name:	GMX Resources Inc. Operating Account and Controlled Disbursement Account	Account Number:	XXXXXX7607 (Operating and Sweep Account) XXXXX1752 (Disbursements Account)

PURPOSE OF ACCOUNT: OPERATING

Ending Balance per Bank Statement	$9,284,028
Plus: Total Amount of Outstanding Deposits	—
Minus: Total Amount of Outstanding Checks and Other Debits *	(2,054,555)
Minus Service Charges	—
Ending Balance per Check Register **(a)	$7,229,473

*Debit cards are used by: N/A

**If Closing Balance is negative, provide explanation: N/A

The following disbursements were paid in Cash (do not includes items reported as Petty Cash on Attachment 4D: ( ☐ Check here if cash disbursements were authorized by United States Trustee)

Date Amount Payee Purpose Reason for Cash Disbursement

N/A - No disbursements were paid in Cash

TRANSFERS BETWEEN DEBTOR IN POSSESSION ACCOUNTS
“Total Amount of Outstanding Checks and other debits”, listed above, includes:

$____N/A________Transferred to Payroll Account
$____N/A________Transferred to Tax Account

(a) The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as
“Ending Balance” on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-8

ATTACHMENT 5A

CHECK REGISTER - OPERATING ACCOUNT

Name of Debtor: GMX Resources Inc. Case Number: 13-11456

Reporting Period beginning November 1, 2013 Period ending November 30, 2013

NAME OF BANK: Capital One Bank BRANCH: N/A

ACCOUNT NAME: GMX Resources Inc. Operating Account and Controlled Disbursement Account

ACCOUNT NUMBER: XXXXXX7607 (Operating and Sweep Account)
XXXXX1752 (Disbursements Account)

PURPOSE OF ACCOUNT: OPERATING

Account for all disbursements, including voids, lost checks, stop payments, etc. In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.

CHECK
DATE     NUMBER     PAYEE         PURPOSE            AMOUNT

See Exhibit IV

TOTAL	$

MOR-9

ATTACHMENT 4B

MONTHLY SUMMARY OF BANK ACTIVITY - PAYROLL ACCOUNT

Name of Debtor: GMX Resources Inc. Case Number: 13-11456

Reporting Period beginning November 1, 2013 Period ending November 30, 2013

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. A standard bank reconciliation form can be found at http://www.justice.gov/ust/r20/index.htm.

Note: The Company uses a payroll service (Paylocity) to provide payroll and does not have a separate payroll account. Total bi-weekly payroll amounts for the Company are drafted from the operating account by the payroll service and those withdrawals are included in the disbursements section of the Company's operating account.

NAME OF BANK: N/A BRANCH: N/A

ACCOUNT NAME: N/A ACCOUNT NUMBER: N/A
PURPOSE OF ACCOUNT: PAYROLL

Ending Balance per Bank Statement                $ N/A

Plus Total Amount of Outstanding Deposits	$ N/A

Minus Total Amount of Outstanding Checks and other debits	$ N/A *

Minus Service Charges	$ N/A
Ending Balance per Check Register                $ N/A **(a)

*Debit cards must not be issued on this account.

**If Closing Balance is negative, provide explanation: N/A
The following disbursements were paid by Cash: ( ☐ Check here if cash disbursements were authorized by United States Trustee)

Date Amount Payee Purpose Reason for Cash Disbursement
N/A

The following non-payroll disbursements were made from this account:

Date Amount Payee Purpose Reason for disbursement from this account
N/A

(a)The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as
“Ending Balance” on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-10

ATTACHMENT 5B

CHECK REGISTER - PAYROLL ACCOUNT

Name of Debtor: GMX Resources Inc.     Case Number: 13-11456

Reporting Period beginning November 1, 2013 Period ending November 30, 2013

Note: The Company uses a payroll service (Paylocity) to service payroll and does not have a separate payroll account. The total funds are drafted from the operating account by the payroll service and those withdrawals are included in the disbursements section of the Company's operating account.

NAME OF BANK: N/A BRANCH: N/A

ACCOUNT NAME: N/A

ACCOUNT NUMBER: N/A

PURPOSE OF ACCOUNT: PAYROLL

Account for all disbursements, including voids, lost payments, stop payment, etc. In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.

CHECK
DATE     NUMBER     PAYEE         PURPOSE             AMOUNT

N/A

TOTAL	$

MOR-11

ATTACHMENT 4C

MONTHLY SUMMARY OF BANK ACTIVITY - TAX ACCOUNT

Name of Debtor: GMX Resources Inc. Case Number: 13-11456

Reporting Period beginning November 1, 2013 Period ending November 30, 2013

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. A standard bank reconciliation form can be found on the United States Trustee website, http://www.justice.gov/ust/r20/index.htm.

Note: The Company does not have a separate bank account related to taxes. Taxes are withdrawn from the Company's operating account. See "Attachment 5c" below for taxes paid and "Attachment 6" below for taxes owed and due for the period.

NAME OF BANK: N/A     BRANCH: N/A

ACCOUNT NAME: N/A     ACCOUNT NUMBER: N/A

PURPOSE OF ACCOUNT: TAX

Ending Balance per Bank Statement	$ N/A
Plus Total Amount of Outstanding Deposits        $ N/A
Minus Total Amount of Oustanding Checks and other debits $ N/A *
Minus Service Charges                    $ N/A
Ending Balance per Check Register                    $ N/A **(a)

*Debit cards must not be issued on this account.

**If Closing Balance is negative, provide explanation: N/A

The following disbursements were paid by Cash: ( ☐ Check here if cash disbursements were authorized by
United States Trustee)

Date	Amount Payee Purpose Reason for Cash Disbursement
N/A

The following non-tax disbursements were made from this account:

Date	Amount Payee Purpose Reason for disbursement from this account
N/A

(a)The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as
“Ending Balance” on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-12

ATTACHMENT 5C

CHECK REGISTER - TAX ACCOUNT

Name of Debtor: GMX Resources Inc.     Case Number: 13-11456

Reporting Period beginning November 1, 2013 Period ending November 30, 2013

Note: The Company does not have a separate check register related to taxes. Taxes are withdrawn from the Company's operating account. See below for taxes paid and "Attachment 6" below for taxes owed and due for the period.

NAME OF BANK: N/A BRANCH: N/A

ACCOUNT NAME: N/A ACCOUNT # N/A

PURPOSE OF ACCOUNT: TAX

Account for all disbursements, including voids, lost checks, stop payments, etc. In the alternative, a computer-generated check register can be attached to this report, provided all the information requested below is included.

CHECK
DATE     NUMBER     PAYEE         PURPOSE            AMOUNT

N/A

TOTAL	(d)
SUMMARY OF TAXES PAID

Payroll Taxes Paid (a)	$116,824
Sales & Use Taxes Paid (b)	—
Other Taxes Paid (c)	3,851
Total (d)	$120,675

(a) This number is reported in the “Current Month” column of Schedule of Receipts and Disbursements
(Page MOR-2, Line 5O).
(b) This number is reported in the “Current Month” column of Schedule or Receipts and Disbursements
(Page MOR-2, Line 5P).
(c) This number is reported in the “Current Month” column of Schedule of Receipts and Disbursements
(Page MOR-2, Line 5Q).
(d) These two lines must be equal.

MOR-13

ATTACHMENT 4D

INVESTMENT ACCOUNTS AND PETTY CASH REPORT

INVESTMENT ACCOUNTS

Each savings and investment account, i.e. certificates of deposits, money market accounts, stocks and bonds, etc., should be listed separately. Attach copies of account statements.

Instrument	Face Value	Purchase Price	Date of Purchase	Current Market Value
Morgan Stanley Money Market Account	N/A	N/A	N/A	$50,034
Total (a)				$50,034

PETTY CASH REPORT

The following Petty Cash Drawers/Accounts are maintained:

	(Column 2)	(Column 3)	(Column 4)
Location of Box/Account	Maximum Amount of Cash in Drawer/Acct	Amount of Petty Cash on Hand at End of Month	Difference between (Column 2) and (Column 3)
Oklahoma City Office	N/A	$136	N/A
Total (b)		$136

For any Petty Cash Disbursements over $100 per transaction, attach copies of receipts. If there are no receipts, provide an explanation:

N/A

Total Investments Accounts and Petty Cash (a + b) (c)	$50,170

(c)The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as “Ending Balance” on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-14

ATTACHMENT 6

MONTHLY TAX REPORT

Name of Debtor: GMX Resources Inc. Case Number: 13-11456

Reporting Period beginning November 1, 2013 Period ending November 30, 2013

TAXES OWED AND DUE

Report all unpaid post-petition taxes including Federal and State withholding FICA, State sales tax, property tax, unemployment tax, State workmen's compensation, etc.

Name of Taxing Authority	Date Payment Due	Description	Amount	Date Last Tax Return File	Tax Return Period
Texas State Comptroller	11/20/2013	Production & Severance Tax	$1,517	11/19/2013	September 2013
Texas State Comptroller	12/20/2013	Estimated Production & Severance Tax	$1,304	11/19/2013	October 2013
Barber County Treasurer	1/31/2014	Estimated Ad Valorem Taxes	$1,002	No filings - Billed from County	Year of 2013
Brazos County	1/31/2014	Ad Valorem Taxes	$17.62	4/15/2013	Year of 2013
Cass County Tax Collector	1/31/2014	Ad Valorem Taxes	$417	4/15/2013	Year of 2013
Harrision Central	1/31/2014	Estimated Ad Valorem Taxes	$645,144	4/15/2013	Year of 2013
Harrision County	1/31/2014	Estimated Ad Valorem Taxes	$235,779	4/15/2013	Year of 2013
Marion County, Karen Jones	1/31/2014	Estimated Ad Valorem Taxes	$2,113	4/15/2013	Year of 2013
Panola County Clerk - Tax Assesor	1/31/2014	Ad Valorem Taxes	$2,990	4/15/2013	Year of 2013
Louisiana Dept of Revenue		Estimated 2012 Income Tax	$500	Not yet filed.	Year of 2012
Total			$890,784

MOR-15

ATTACHMENT 7

SUMMARY OF OFFICER OR OWNER COMPENSATION

SUMMARY OF PERSONNEL AND INSURANCE COVERAGES

Name of Debtor: GMX Resources Inc. Case Number: 13-11456

Reporting Period beginning November 1, 2013 Period ending November 30, 2013

Report all forms of compensation received by or paid on behalf of the Officer or Owner during the month. Include car allowances, payments to retirement plans, loan repayments, payments of Officer/Owner’s personal expenses, insurance premium payments, etc. Do not include reimbursement for business expenses Officer or Owner incurred and for which detailed receipts are maintained in the accounting records.

Name of Officer or Owner	Title	Description	Amount Paid	Company
Michael Rohleder	President	Salary	$48,681	GMX
James Merrill	Chief Financial Officer	Salary	$38,760	GMX
Gary Jackson	Executive Vice President Land	Salary	$37,500	GMX
		Gas Allowance	$1,750	GMX
Harry Stahel	Executive Vice President Finance	Salary	$34,615	GMX
Steve Craig	Director	Director fee	$4,167	GMX
Jon "Tucker" McHugh	Director	Director fee	$4,167	GMX

PERSONNEL REPORT

	Full Time	Part Time
Number of employees at beginning of period	39	—
Number hired during the period	—	—
Number terminated or resigned during the period	2	—
Number of employees on payroll at end of period	37	—

MOR-16

CONFIRMATION OF INSURANCE

List all policies of insurance in effect, including but not limited to workers' compensation, liability, fire, theft, comprehensive, vehicle, health and life. For the first report, attach a copy of the declaration sheet for each type of insurance. For subsequent reports, attach a certificate of insurance for any policy in which a change occurs during the month (new carrier, increased policy limits, renewal, etc.).

Agent and/or Carrier	Phone Number	Policy Number	Coverage Type	Expiration Date	Premium Due Date
Chubb Group of Insurance Companies (Federal Insurance Company) 15 Mountain View Road Warren NJ 07059	908-903-2000	35863507	Insurance policy covering property, general liability, inland marine, pollution, commercial auto and umbrella liability	2/17/2014	N/A, all premiums have been paid in full
Great American Insurance Company 301 E. 4th Street Cincinnati, OH 45202	513-369-5000	IMP847592804	Insurance Policy covering equipment floater on owned pipe	2/17/2014	N/A, all premiums have been paid in full
First Mercury Insurance Company 26600 Telegraph Road Southfield MI 48033	248-358-4010	TXEX000000598201	Insurance policy covering commerical excess liability	2/17/2014	N/A, all premiums have been paid in full
National Union Fire Ins. Co. C/O Chartis 175 Water Street, 9th Floor NY, NY 10038	212-770-7000	17180256	Directors and officers liability insurance	2/17/2014	N/A, all premiums have been paid in full
US Speciality Insurance Company 8144 Walnut Hill Lane Dallas TX 75231	713-744-3700	14MGU13A28644	Excess directors and officers liability insurance	2/17/2014	N/A, all premiums have been paid in full
Zurich American Insurance Co. 1400 American Lane Schaumburg, IL 60195	1-800-987-3373	WC9280982	Workers compensation and employers liability	12/22/2013	N/A, all premiums have been paid in full
Travelers Casualty and Surety Company of America One Town Square, Hartford, CT 06183	1-800-842-5075	105536833	Crime, fidelity insurance, employment practices & fiduciary liability	12/22/2013	N/A, all premiums have been paid in full

MOR-17

Lincoln National Life Insurance Company 8801 Indian Hills Drive Omaha NE 68114	402-361-7300	403001143	voluntary accidental death & dismemberment and short-term disability	10/31/2014	N/A, all premiums have been paid in full
Metropolitan Life Insurance Company 200 Park Avenue, New York, NY 10166-0188	1-800-275-4638	KM 05912994-G	Group term life; Accidental Death & Dismemberment and Long Term Disability	10/31/2014	N/A, all premiums have been paid in full
Vision Services Plan P.O. Box 997105, Sacramento, CA 95899-7105	918-398-2600	30010641	Employee vision insurance	10/31/2014	N/A, all premiums have been paid in full
BlueCross BlueShield of Oklahoma 1400 S Boston Tulsa, OK 74119	1-800-942-5837	Y01585	Group health insurance	10/31/2014	N/A, all premiums have been paid in full
Delta Dental of Oklahoma P.O. Box 54709, OKC, OK 73116	405-607-2100	939600001	Group dental insurance	10/31/2014	N/A, all premiums have been paid in full

The following lapse in insurance coverage occurred this month:

Policy Type	Date Lapsed	Date Reinstated	Reason for Lapse
N/A

Check here if U. S. Trustee has been listed as Certificate Holder for all insurance policies.

MOR-18

ATTACHMENT 8

SIGNIFICANT DEVELOPMENTS DURING REPORTING PERIOD

Information to be provided on this page, includes, but is not limited to: (1) financial transactions that are not reported on this report, such as the sale of real estate (attach closing statement); (2) non-financial transactions, such as the substitution of assets or collateral; (3) modifications to loan agreements; (4) change in senior management, etc. Attach any relevant documents.

N/A for this period

We filed a Plan of Reorganization and Disclosure Statement on October 23, 2013.

MOR-19

Exhibit I
GMX Resources Inc.
Balance Sheet

ASSETS	November 30, 2013
CURRENT ASSETS:
Cash and cash equivalents	$7,281,635
Short term investments	—
Accounts receivable - interest owners	444,118
Accounts receivable - oil and natural gas revenues	4,282,093
Accounts receivable - intercompany	24,482,470
Inventories	42,599
Prepaid expenses and deposits	2,501,958
Assets held for sale	409,579
Total current assets	39,444,452

OIL AND NATURAL GAS PROPERTIES, BASED ON THE FULL COST METHOD
Properties being amortized	707,252,996
Properties not subject to amortization	141,724,726
Less accumulated depreciation, depletion and impairment	(615,050,169)
233,927,553

PROPERTY AND EQUIPMENT, AT COST, NET	12,149,190
DERIVATIVE INSTRUMENTS	—
OTHER ASSETS	8,776,914
INVESTMENT IN SUB/INTERCOMPANY	26,852,715
TOTAL ASSETS	$321,150,824

LIABILITIES AND SHAREHOLDERS' EQUITY	November 30, 2013
CURRENT LIABILITIES
Accounts payable	$20,220,198
Accounts payable - intercompany	13,470,371
Other accrued expenses	12,392,919
Accrued interest	43,698,832
Revenue distribution payable	2,152,309
Short-term derivative instruments	—
Current maturities of long-term debt	20,025,750
Total current liabilities	111,960,379

LONG-TERM DEBT, LESS CURRENT MATURITIES	412,625,530
OTHER LIABILITIES	2,149,478

SHAREHOLDERS' EQUITY
9.25% Series B Cumulative Preferred Stock	3,177
Common Stock	98,062
Additional paid-in capital	719,032,155
Retained earnings (Accumulated deficit)	(924,955,856)
Accumulated other comprehensive income, net of taxes	237,899
Total GMX shareholders' equity	(205,584,563)
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$321,150,824

MOR-20

GMX Resources Inc.
Income Statement

November 30, 2013

O&G sales	$1,995,096
Derivatives	357,937
TOTAL REVENUES	2,353,033

COSTS AND EXPENSES
Lease operating	483,943
Production taxes	124,623
Depreciation, depletion and amortization	1,078,648
General and administrative	2,467,661
Total expenses	4,154,875

OPERATING INCOME (LOSS)	(1,801,842)

NON-OPERATING INCOME (EXPENSE)
Interest expense	(3,888,677)
Interest and other income	2,050
Unrealized gains on derivatives	—
Equity income (loss) of subsidiaries	(206,474)
Total non-operating expense	(4,093,101)

Income (loss) before income taxes	(5,894,943)

PROVISION (BENEFIT) FOR INCOME TAXES	121,699

NET INCOME (LOSS)	(6,016,642)

Preferred stock dividends	612,183

NET INCOME (LOSS) APPLICABLE TO COMMON SHAREHOLDERS	$(6,628,825)

MOR-21

Post Petition Accounts Payable in the Current Reporting Month

Exhibit II

InvDate	Days Outstanding	Vendor Name	Account Category	Balance Due
4/1/2013	243	Globenewswire, Inc	Subscription Fee	$3,750.00
4/2/2013	242	Netjets Aviation, Inc	Travel Meals & Entertainment	55,318.00
4/30/2013	214	Netjets Aviation, Inc	Travel Meals & Entertainment	701.50
5/1/2013	213	Globenewswire, Inc	Subscription Fee	3,750.00
5/1/2013	213	Moody's Investors Service	Consulting and Prof Fees	14,500.00
5/2/2013	212	Netjets Aviation, Inc	Travel Meals & Entertainment	55,318.00
5/6/2013	208	Gulf States Transmission Corp	Gas Transportation Contract	23,405.00
5/8/2013	206	Devon Energy Production Co. LP	8/8 Lease Operating Expense	965.50
5/15/2013	199	Bank Of America Lockbox Serv.	Bank Charges	30,000.00
5/16/2013	198	Regency Intrastate Gas LP	Gas Transportation Contract	450,000.00
6/3/2013	180	Netjets Aviation, Inc	Travel Meals & Entertainment	55,318.00
6/7/2013	176	Devon Energy Production Co. LP	8.8 Intangible Drilling Costs	1,024.43
6/11/2013	172	Gulf States Transmission Corp	Gas Transportation Contract	23,405.00
6/17/2013	166	Regency Intrastate Gas LP	Accounts Payable	465,000.00
6/24/2013	159	Bank Of America Lockbox Serv.	Bank Charges	31,000.00
6/26/2013	157	Gene Myers, of G&J Myers	Rent and Utilities	5,000.00
6/30/2013	153	EASYLINK SERVICES	Telecomm and Computing	(95.20)
7/2/2013	151	Netjets Aviation, Inc	Travel Meals & Entertainment	29,418.00
7/5/2013	148	Devon Energy Production Co. LP	8/8 Lease Operating Expense	886.52
7/9/2013	144	Bank Of America Lockbox Serv.	Bank Charges	30,000.00
7/9/2013	144	Gulf States Transmission Corp	Gas Transportation Contract	23,405.00
7/10/2013	143	Globenewswire, Inc	Subscription Fee	7,500.00
7/25/2013	128	Regency Intrastate Gas LP	Gas Transportation Contract	450,000.00

MOR-22

Post Petition Accounts Payable in the Current Reporting Month

InvDate	Days Outstanding	Vendor Name	Account Category	Balance Due
7/31/2013	122	EASYLINK SERVICES	Telecomm and Computing	(83.30)
8/1/2013	121	Globenewswire, Inc	Subscription Fee	3,750.00
8/7/2013	115	Devon Energy Production Co. LP	8/8 Lease Operating Expense	884.00
8/9/2013	113	Estill, Hardwick, Gable Hall	Legal Fees	1,908.15
8/9/2013	113	Pitney Bowes Purchase Power	General Office Expense	(11.41)
8/16/2013	106	Andrews Kurth, LLP	Consulting and Prof Fees	45,289.50
8/19/2013	103	Crowe & Dunlevy, P.C.	Consulting and Prof Fees	6,711.80
8/19/2013	103	Jefferies & Company, Inc.	Consulting and Prof Fees	25,000.00
8/20/2013	102	C & D OILFIELD SERVICES, INC.	8/8 Lease Operating Expense	2,877.50
8/22/2013	100	Looper Reed & McGraw P.C.	Legal Fees	136,239.90
8/23/2013	99	CONWAY MACKENZIE, INC.	Legal Fees	50,010.45
8/25/2013	97	Pitney Bowes Purchase Power	General Office Expense	(313.24)
8/29/2013	93	BSP ENERGY, LLC	8.8 Workover Expense	4,550.00
8/31/2013	91	Netjets Aviation, Inc	Travel Meals & Entertainment	(95,233.04)
9/3/2013	88	Pitney Bowes Purchase Power	General Office Expense	(300.00)
9/10/2013	81	BSP ENERGY, LLC	8.8 Workover Expense	1,000.00
9/10/2013	81	Estill, Hardwick, Gable Hall	Consulting and Prof Fees	4,643.10
9/10/2013	81	Smith Operating & Management	8/8 Lease Operating Expense	3,778.10
9/17/2013	74	GEOPLANE SERVICES	General Office Expense	330.83
9/19/2013	72	Crowe & Dunlevy, P.C.	Consulting and Prof Fees	5,418.70
9/20/2013	71	Denny's Electric and Motor	8.8 Workover Expense	502.50
9/20/2013	71	Jefferies & Company, Inc.	Consulting and Prof Fees	25,000.00
9/23/2013	68	Andrews Kurth, LLP	Consulting and Prof Fees	50,586.10

MOR-23

Post Petition Accounts Payable in the Current Reporting Month

InvDate	Days Outstanding	Vendor Name	Account Category	Balance Due
9/24/2013	67	Looper Reed & McGraw P.C.	Consulting and Prof Fees	53,914.90
9/25/2013	66	Denny's Electric and Motor	8/8 Lease Operating Expense	375.00
9/27/2013	64	BP CORPORATION NORTH AMERICA	Commodity Swaps	53,236.67
9/30/2013	61	C & D OILFIELD SERVICES, INC.	8/8 Lease Operating Expense	415.00
9/30/2013	61	EASYLINK SERVICES	Telecomm and Computing	(59.50)
9/30/2013	61	Globenewswire, Inc	Investor and Director Expense	3,750.00
10/1/2013	60	Harrison County	Other General & Administrative	244.84
10/1/2013	60	Harrison County	Revenue Payable	49.18
10/2/2013	59	Panola County Clerk-Tax Asseso	8/8 Lease Operating Expense	2,990.16
10/3/2013	58	Helmerich & Payne	8.8 Intangible Drilling Costs	7,428.30
10/4/2013	57	Devon Energy Production Co. LP	8/8 Lease Operating Expense	79.98
10/4/2013	57	Harrison Central	Ad Valorem Taxes	577,668.49
10/4/2013	57	Harrison Central	Operating Expense - Pipeline	725.72
10/4/2013	57	Harrison Central	Ad Valorem Taxes	66,399.43
10/4/2013	57	Harrison Central	Revenue Payable	192.41
10/6/2013	55	Bill Gary Spencer	8.8 Workover Expense	100.00
10/10/2013	51	Corbyn Hampton, PLLC	Consulting and Prof Fees	893.62
10/10/2013	51	Globenewswire, Inc	Investor and Director Expense	7,500.00
10/10/2013	51	Smith Operating & Management	8.8 Workover Expense	(3,778.10)
10/14/2013	47	Cass County Tax Collector	8/8 Lease Operating Expense	417.37
10/16/2013	45	Penn Virginia Oil & Gas, LP	8/8 Lease Operating Expense	183.40
10/17/2013	44	Kristeen Roe	8/8 Lease Operating Expense	17.62
10/17/2013	44	RPM COMPLETIONS LLC	8.8 Intang Completion Costs	10,284.20
10/18/2013	43	Estill, Hardwick, Gable Hall	Legal Fees	1,615.65

MOR-24

Post Petition Accounts Payable in the Current Reporting Month

InvDate	Days Outstanding	Vendor Name	Account Category	Balance Due
10/18/2013	43	Harrison Central	Ad Valorem	158.34
10/18/2013	43	Looper Reed & McGraw P.C.	Legal Fees	62,757.00
10/20/2013	41	Jefferies & Company, Inc.	Legal Fees	25,000.00
10/21/2013	40	Andrews Kurth, LLP	Legal Fees	61,872.60
10/22/2013	39	Denny's Electric and Motor	8.8 Workover Expense	2,908.50
10/22/2013	39	Oklahoma County Treasurer	Ad Valorem	25,740.24
10/22/2013	39	SBG GRASSY BUTTE LLC	8/8 Lease Operating Expense	4,998.00
10/22/2013	39	SBG GREEN RIVER, LLC	8/8 Lease Operating Expense	1,552.50
10/24/2013	37	Crowe & Dunlevy, P.C.	Legal Fees	6,674.30
10/24/2013	37	Fredrikson & Byron, P.A.	Legal Fees	61.50
10/25/2013	36	Dillco Fluid Service, Inc.	8.8 Workover Expense	663.00
10/25/2013	36	J-W Wireline Company	8.8 Intang Completion Costs	16,499.52
10/25/2013	36	Sullivan Land Resources, Inc.	8.8 Non-producing LH Costs	1,333.33
10/28/2013	33	B&B HOT OIL SERVICE	8.8 Workover Expense	675.00
10/28/2013	33	CONWAY MACKENZIE, INC.	Legal Fees	32,920.30
10/28/2013	33	Industrial Electric	8/8 Lease Operating Expense	424.24
10/28/2013	33	Shred-It USA, Inc.	office supplies	81.49
10/29/2013	32	Fidelity Expl. & Prod. Company	8.8 Intangible Drilling Costs	1,542.27
10/29/2013	32	Missouri Valley Petroleum	8/8 Lease Operating Expense	6,170.05
10/29/2013	32	Oklahoma Office Systems, LLC	General Office Expense	63.00
10/29/2013	32	Thurmond-McGlothlin, Inc.	8/8 Lease Operating Expense	320.00
10/29/2013	32	Thurmond-McGlothlin, Inc.	Operating Expense - Pipeline	160.00
10/29/2013	32	XTREME PUMP & SUPPLY, LP	8.8 Workover Expense	6,344.37
10/30/2013	31	Dynanomics Inc.	8/8 Lease Operating Expense	685.00

MOR-25

Post Petition Accounts Payable in the Current Reporting Month

InvDate	Days Outstanding	Vendor Name	Account Category	Balance Due
10/30/2013	31	S&K Stack Testing Inc	8.8 Intang Completion Costs	3,250.00
10/30/2013	31	Smith, Carney & Co. P.C.	Legal Fees	17,000.00
10/31/2013	30	Casedhole Solutions, Inc.	8.8 Intang Completion Costs	12,311.60
10/31/2013	30	Danlin Industries Corporation	8/8 Lease Operating Expense	7,011.97
10/31/2013	30	Elite Power LLC	8/8 Lease Operating Expense	25,278.75
10/31/2013	30	Flow-Zone LLC	Materials Inventory	598.09
10/31/2013	30	Globe Energy Services, LLC	8/8 Lease Operating Expense	10,387.60
10/31/2013	30	Globe Energy Services, LLC	Operating Expense - Pipeline	1,187.25
10/31/2013	30	Globenewswire, Inc	Subscription Fee	3,750.00
10/31/2013	30	Industrial Electric	8/8 Lease Operating Expense	273.77
10/31/2013	30	Jonathan T. Hansen	Legal Fees	250.00
10/31/2013	30	Largo Gas Compression, Inc.	Operating Expense - Pipeline	1,500.00
10/31/2013	30	Mclain-Chitwood Office Prods	Office Supplies	21.43
10/31/2013	30	Opportune LLP	Consulting and Prof Fees	95,559.50
10/31/2013	30	S&K Stack Testing Inc	8.8 Intang Completion Costs	1,400.00
10/31/2013	30	Solium Capital LLC	Telecomm and Computing	1,148.42
10/31/2013	30	Total Control Inc.	8.8 Workover Expense	2,597.50
10/31/2013	30	WellEz Information	8.8 Intang Completion Costs	100.00
11/1/2013	29	Black Hills Trucking, Inc	General Office Expense	500.00
11/1/2013	29	C & C Oilfield Services, LLC	8.8 Workover Expense	619.53
11/1/2013	29	C & C Oilfield Services, LLC	8/8 Lease Operating Expense	2,498.02
11/1/2013	29	C & C Oilfield Services, LLC	Operating Expense - Pipeline	3,231.44
11/1/2013	29	Hardesty Team	General Office Expense	964.49
11/1/2013	29	Industrial Electric	8/8 Lease Operating Expense	178.77
11/1/2013	29	Petrofiche, Inc.	Other General & Administrative	2,220.92

MOR-26

Post Petition Accounts Payable in the Current Reporting Month

InvDate	Days Outstanding	Vendor Name	Account Category	Balance Due
11/1/2013	29	SBG GRASSY BUTTE LLC	8/8 Lease Operating Expense	3,396.00
11/1/2013	29	SBG GREEN RIVER, LLC	8/8 Lease Operating Expense	600.75
11/2/2013	28	Industrial Electric	8/8 Lease Operating Expense	196.53
11/4/2013	26	CANTOR FITZGERALD SECURITIES	Legal Fees	7,500.00
11/4/2013	26	CONWAY MACKENZIE, INC.	Legal Fees	15,364.80
11/4/2013	26	Globe Energy Services, LLC	Subscription Fee	380.00
11/4/2013	26	HPC Acquisition Corp.	8/8 Lease Operating Expense	5,490.93
11/4/2013	26	McJunkin Red Man Corporation	8/8 Lease Operating Expense	230.02
11/4/2013	26	RPM COMPLETIONS LLC	8.8 Intang Completion Costs	16,400.12
11/4/2013	26	SANDLER O'NEILL & PARTNERS LP	Legal Fees	100,000.00
11/4/2013	26	Tammy B. Rodgers	8.8 Workover Expense	71.00
11/5/2013	25	Lufkin Industries, Inc.	8.8 Workover Expense	3,918.07
11/5/2013	25	Mclain-Chitwood Office Prods	General Office Expense	80.33
11/5/2013	25	Missouri Valley Petroleum	8/8 Lease Operating Expense	5,553.73
11/5/2013	25	Shred-It USA, Inc.	General Office Expense	81.13
11/6/2013	24	DT Custom Designs and	General Office Expense	461.00
11/7/2013	23	DAIOHS, USA Inc	Travel Meals & Entertainment	263.42
11/7/2013	23	FT. BERTHOLD SERVICES TRUCKING	8.8 Intang Completion Costs	2,500.00
11/7/2013	23	LODI DRILLING & SERVICE CO.	8/8 Lease Operating Expense	795.68
11/8/2013	22	C & C Oilfield Services, LLC	8/8 Lease Operating Expense	3,377.40
11/8/2013	22	DELTA CONSTRUCTORS, LLC	8.8 Tang Completion Cost	11,522.00

MOR-27

Post Petition Accounts Payable in the Current Reporting Month

InvDate	Days Outstanding	Vendor Name	Account Category	Balance Due
11/8/2013	22	DELTA CONSTRUCTORS, LLC	8.8 Workover Expense	13,359.00
11/8/2013	22	Devon Energy Production Co. LP	8.8 Tangible Drilling Costs	(64.19)
11/8/2013	22	East Texas Copy Systems, Inc.	General Office Expense	97.49
11/8/2013	22	J-W Measurement Company	8/8 Lease Operating Expense	2,680.75
11/8/2013	22	SBG GRASSY BUTTE LLC	8/8 Lease Operating Expense	3,701.25
11/8/2013	22	SBG GREEN RIVER, LLC	8/8 Lease Operating Expense	927.75
11/8/2013	22	Torch Wireline, LLC	8.8 Workover Expense	4,400.00
11/8/2013	22	Wellsight Systems, Inc.	Telecomm and Computing	500.00
11/9/2013	21	Missouri Valley Petroleum	8/8 Lease Operating Expense	411.18
11/10/2013	20	JNS Trucking, Inc.	8.8 Intang Completion Costs	570.00
11/10/2013	20	JNS Trucking, Inc.	8.8 Workover Expense	660.00
11/10/2013	20	JNS Trucking, Inc.	8/8 Lease Operating Expense	10,032.14
11/11/2013	19	Elynx Technologies, LLC	8/8 Lease Operating Expense	1,269.60
11/11/2013	19	Elynx Technologies, LLC	Operating Expense - Pipeline	945.00
11/11/2013	19	SHI International Corp	Office Equipment	2,175.32
11/11/2013	19	Shred-It USA, Inc.	General Office Expense	81.13
11/11/2013	19	Slawson Exploration Co., Inc.	8.8 Intangible Drilling Costs	15,879.51
11/11/2013	19	Sullivan Land Resources, Inc.	8.8 Non-producing LH Costs	1,730.78
11/12/2013	18	B&B HOT OIL SERVICE	8.8 Workover Expense	3,975.00
11/12/2013	18	Baxter Hot Oil Service, Inc.	8.8 Workover Expense	1,733.15
11/12/2013	18	Industrial Electric	8/8 Lease Operating Expense	237.50
11/12/2013	18	McJunkin Red Man Corporation	8/8 Lease Operating Expense	166.54
11/12/2013	18	Mclain-Chitwood Office Prods	General Office Expense	294.58
11/12/2013	18	Missouri Valley Petroleum	8/8 Lease Operating Expense	6,139.18

MOR-28

Post Petition Accounts Payable in the Current Reporting Month

InvDate	Days Outstanding	Vendor Name	Account Category	Balance Due
11/13/2013	17	Barber County Treasurer	8/8 Lease Operating Expense	1,002.08
11/13/2013	17	Champion Technologies, Inc.	8/8 Lease Operating Expense	6.07
11/14/2013	16	1SOURCE INTERNATIONAL, LLC	Telecomm and Computing	40.08
11/14/2013	16	ANYTIME HYDROEXCAVATION	8.8 Intang Completion Costs	6,450.00
11/14/2013	16	BDR WELL SERVICE, LLC	8.8 Workover Expense	21,557.00
11/14/2013	16	DELTA CONSTRUCTORS, LLC	8/8 Lease Operating Expense	457.50
11/14/2013	16	SHI International Corp	Office Equipment	1,265.76
11/14/2013	16	TPC Resources, LLC	Field Work	10,275.30
11/15/2013	15	Clements Fluids Henderson, Ltd	8.8 Workover Expense	21,368.56
11/15/2013	15	LODI DRILLING & SERVICE CO.	8/8 Lease Operating Expense	651.60
11/15/2013	15	Missouri Valley Petroleum	8/8 Lease Operating Expense	706.82
11/15/2013	15	Monkota Disposal Inc.	8.8 Intang Completion Costs	9,073.20
11/15/2013	15	Penn Virginia Oil & Gas, LP	8/8 Lease Operating Expense	1,754.26
11/15/2013	15	SBG GRASSY BUTTE LLC	8/8 Lease Operating Expense	3,617.25
11/16/2013	14	ANYTIME HYDROEXCAVATION	8.8 Intang Completion Costs	4,875.00
11/18/2013	12	Elynx Technologies, LLC	8.8 Tang Completion Cost	1,224.60
11/18/2013	12	Estill, Hardwick, Gable Hall	Consulting and Prof Fees	2,251.05
11/18/2013	12	MORRISON & FOERSTER LLP	Consulting and Prof Fees	38,788.00
11/18/2013	12	NORTH COUNTRY OIL	8.8 Intang Completion Costs	4,200.00
11/18/2013	12	Shred-It USA, Inc.	General Office Expense	81.13
11/18/2013	12	Sullivan Land Resources, Inc.	8.8 Non-producing LH Costs	2,820.00
11/19/2013	11	LODI DRILLING & SERVICE CO.	8/8 Lease Operating Expense	217.20

MOR-29

Post Petition Accounts Payable in the Current Reporting Month

InvDate	Days Outstanding	Vendor Name	Account Category	Balance Due
11/19/2013	11	Missouri Valley Petroleum	8/8 Lease Operating Expense	6,879.15
11/19/2013	11	Welltec, Inc.	8.8 Intang Completion Costs	3,544.00
11/20/2013	10	Jefferies & Company, Inc.	Consulting and Prof Fees	158,459.40
11/20/2013	10	Lee Graphics, Inc.	General Office Expense	546.66
11/20/2013	10	RPM COMPLETIONS LLC	8.8 Intang Completion Costs	71,114.56
11/20/2013	10	Talon Tools & Testing LP	8.8 Workover Expense	6,798.55
11/21/2013	9	DAIOHS, USA Inc	Travel Meals & Entertainment	241.37
11/21/2013	9	James P. Hill Distributor Inc.	Operating Expense - Pipeline	2,135.86
11/21/2013	9	Randy Williams	Travel Meals & Entertainment	211.09
11/22/2013	8	FT. BERTHOLD SERVICES TRUCKING	8.8 Intang Completion Costs	16,819.80
11/22/2013	8	IHS Global Inc.	Telecomm and Computing	135.00
11/22/2013	8	LODI DRILLING & SERVICE CO.	8/8 Lease Operating Expense	434.40
11/22/2013	8	Looper Reed & McGraw P.C.	Consulting and Prof Fees	22,682.07
11/22/2013	8	Monkota Disposal Inc.	8.8 Intang Completion Costs	7,544.00
11/22/2013	8	Paul, Weiss, Rifkind, Wharton	Consulting and Prof Fees	357,307.11
11/22/2013	8	South Gateway Tire Co. Inc.	Travel Meals & Entertainment	1,687.41
11/24/2013	6	JNS Trucking, Inc.	8.8 Intang Completion Costs	3,870.00
11/24/2013	6	JNS Trucking, Inc.	8/8 Lease Operating Expense	12,590.00
11/24/2013	6	MLB Consulting, LLC	8.8 Intang Completion Costs	4,524.25
11/25/2013	5	FT. BERTHOLD SERVICES TRUCKING	8.8 Intang Completion Costs	23,242.40
				$4,353,732.44

MOR-30

Pre-petition Accounts Payable Paid in the Current Reporting Month

Exhibit III

Check Date	Check No	Vendor Name	Transaction Amt on Check

Total Pre-petition Accounts Payable paid in November 2013

MOR-31

All Disbursements for the Current Reporting Month

Exhibit IV

Check Date	Check No	Vendor Name	Description	Transaction Amt on Check
11/1/2013	216823	ALL COPY PRODUCTS, INC.	OFFICE SUPPLIES	$64.57
11/1/2013	216824	AT&T Corp	10/19-11/018	$105.05
11/1/2013	216825	ADVANTAGE OFFICE PRODUCTS	OFFICE SUPPLIES	$37.88
11/1/2013	216826	BILLINGS COUNTY RECORDER	RECORDING FEES	$39.00
11/1/2013	216827	Brian Pollman	MONTHLY PAYMENT TO BACK40DESIGN	$99.00
11/1/2013	216828	Bruce Graham Roberts	Refund of overpayment	$124.25
11/1/2013	216829	CONWAY MACKENZIE, INC.	GMX BANKRUPTCY	$142,863.00
11/1/2013	216829	CONWAY MACKENZIE, INC.	20% HOLDBACK	$111,207.35
11/1/2013	216829	CONWAY MACKENZIE, INC.	DIFFERENCE FROM THE 1st INTERIM FEE	$(20,799.22)
11/1/2013	216830	CT Corporation System	Company Registration Agent	$284.00
11/1/2013	216831	Canon Financial Services, Inc.	GRAPHICS EQUIPMENT	$268.46
11/1/2013	216832	CenterPoint Energy Gas Process	PROD MONTH SEPT 2013	$720.45
11/1/2013	216833	CenterPoint Energy Gas Process	PROD MONTH SEPT 2013	$6,028.23
11/1/2013	216834	Citrix Online, LLC	GOTOMEETING	$195.00
11/1/2013	216835	DAIOHS, USA Inc	COFFEE, TEA, FILTERS	$143.13
11/1/2013	216836	DCP MIDSTREAM, LP	PROD MONTH AUG 2013	$20.37
11/1/2013	216837	DELTA CONSTRUCTORS, LLC	PARTS & LABOR FOR	$22,299.50
11/1/2013	216838	Darrel Hardy	Lunch Meetings	$208.52
11/1/2013	216838	Darrel Hardy	OFFICE SUPPLIES	$369.13
11/1/2013	216839	Denny's Electric and Motor	WIRING CERTIFICATE	$1,020.70
11/1/2013	216840	PNC Bank C/O Heat Waves Hot	LOADED 100 BBLS	$700.00
11/1/2013	216840	PNC Bank C/O Heat Waves Hot	KILL WELL	$4,130.00
11/1/2013	216840	PNC Bank C/O Heat Waves Hot	PUMPED DOWN	$750.00
11/1/2013	216841	Docusign, Inc.	DOCUSIGN WORKGROUP	$849.99
11/1/2013	216842	EPIQ BANKRUPTCY SOLUTIONS	SERVICES FOR THE BANKRUPTCY	$35,782.36

MOR-32

All Disbursements for the Current Reporting Month

Check Date	Check No	Vendor Name	Description	Transaction Amt on Check
11/1/2013	216843	Elite Power LLC	GENERATOR RENTAL	$23,598.75
11/1/2013	216844	Enviro Clean Services, LLC	SPCC PLANS	$790.00
11/1/2013	216845	Flow-Zone LLC	B-12 CHEMTOOL	$42.22
11/1/2013	216845	Flow-Zone LLC	2 2000# VINTROL FP	$561.96
11/1/2013	216845	Flow-Zone LLC	PENETRATING OIL PB	$27.67
11/1/2013	216845	Flow-Zone LLC	NEVER SEIZE	$74.65
11/1/2013	216845	Flow-Zone LLC	4# H2S TUBE 10 PACK	$402.26
11/1/2013	216845	Flow-Zone LLC	VERHALEN SOUTH	$55.16
11/1/2013	216845	Flow-Zone LLC	Gasoila regular	$94.57
11/1/2013	216845	Flow-Zone LLC	1/4 0-100# LF GAUGE	$168.67
11/1/2013	216845	Flow-Zone LLC	WIRE BRUSH W/ SHOE	$15.13
11/1/2013	216845	Flow-Zone LLC	2 KIMRAY TRIMSET	$770.96
11/1/2013	216845	Flow-Zone LLC	1/4 0-60# LF GAUGE	$168.68
11/1/2013	216845	Flow-Zone LLC	1/4 0-30# LF GAUGE	$168.68
11/1/2013	216845	Flow-Zone LLC	1 KIMRAY TRIMSET	$587.73
11/1/2013	216845	Flow-Zone LLC	1 KIMRAY SMA	$587.73
11/1/2013	216846	G.A. (Buddy) Wade	MEALS	$400.00
11/1/2013	216846	G.A. (Buddy) Wade	HOTEL, AIRFARE &	$2,007.61
11/1/2013	216846	G.A. (Buddy) Wade	PLS EXPO ATTENDEE	$145.00
11/1/2013	216847	Globe Energy Services, LLC	100 BBLS SWD	$120.00
11/1/2013	216847	Globe Energy Services, LLC	130 BBLS SWD	$773.50
11/1/2013	216847	Globe Energy Services, LLC	240 BBLS SWD	$288.00
11/1/2013	216847	Globe Energy Services, LLC	390 BBLS SWD	$936.00
11/1/2013	216847	Globe Energy Services, LLC	250 BBLS SWD	$300.00
11/1/2013	216847	Globe Energy Services, LLC	132 BBLS SWD	$158.40
11/1/2013	216847	Globe Energy Services, LLC	262 BBLS SWD	$314.40
11/1/2013	216847	Globe Energy Services, LLC	610 BBLS SWD	$732.00
11/1/2013	216847	Globe Energy Services, LLC	653 BBLS SWD	$783.60
11/1/2013	216847	Globe Energy Services, LLC	392 BBLS SWD	$921.20
11/1/2013	216847	Globe Energy Services, LLC	PULL BOTTOM	$326.00

MOR-33

All Disbursements for the Current Reporting Month

Check Date	Check No	Vendor Name	Description	Transaction Amt on Check
11/1/2013	216848	Harrison County Clerk	CERTIFIED COPY OF ASSIGNMENT BETWEEN LOUTEX & GMX	$15.00
11/1/2013	216849	IHS Global Inc.	WEB DIGITAL IMAGES	$9.00
11/1/2013	216850	Industrial Electric	P/U WOULD NOT RESET	$352.05
11/1/2013	216851	JNS Trucking, Inc.	510 BBLS SWD	$637.50
11/1/2013	216851	JNS Trucking, Inc.	OIL TRANSFER	$240.00
11/1/2013	216851	JNS Trucking, Inc.	288 BBLS SWD	$360.00
11/1/2013	216851	JNS Trucking, Inc.	460 BBLS SWD	$575.00
11/1/2013	216851	JNS Trucking, Inc.	514 BBLS SWD	$642.50
11/1/2013	216851	JNS Trucking, Inc.	133 BBLS SWD	$166.25
11/1/2013	216851	JNS Trucking, Inc.	396 BBLS SWD	$495.00
11/1/2013	216851	JNS Trucking, Inc.	770 BBLS SWD	$962.50
11/1/2013	216851	JNS Trucking, Inc.	959 BBLS SWD	$1,198.75
11/1/2013	216851	JNS Trucking, Inc.	364 BBLS SWD	$455.00
11/1/2013	216851	JNS Trucking, Inc.	307 BBLS SWD	$383.75
11/1/2013	216851	JNS Trucking, Inc.	623 BBLS SWD	$778.75
11/1/2013	216851	JNS Trucking, Inc.	1138 BBLS SWD	$1,422.50
11/1/2013	216851	JNS Trucking, Inc.	534 BBLS SWD	$667.50
11/1/2013	216851	JNS Trucking, Inc.	798 BBLS SWD	$997.50
11/1/2013	216851	JNS Trucking, Inc.	1045 BBLS SWD	$1,306.25
11/1/2013	216851	JNS Trucking, Inc.	1212 BBLS SWD	$1,515.00
11/1/2013	216851	JNS Trucking, Inc.	354 BBLS SWD	$442.50
11/1/2013	216851	JNS Trucking, Inc.	862 BBLS SWD	$1,077.50
11/1/2013	216851	JNS Trucking, Inc.	399 BBLS SWD	$498.75
11/1/2013	216851	JNS Trucking, Inc.	539 BBLS SWD	$673.75
11/1/2013	216852	James C. Gates Livg Tr 8/22/90	Refund of overpayment	$220.98
11/1/2013	216853	James Oil Well Service, Inc.	CUT & WELD 4" X 10"	$48.00
11/1/2013	216853	James Oil Well Service, Inc.	HOOK UP WATER LINE	$1,487.50
11/1/2013	216853	James Oil Well Service, Inc.	HOOK UP LINE	$1,636.25
11/1/2013	216853	James Oil Well Service, Inc.	DIG HOLE FOR LINE	$1,905.25
11/1/2013	216853	James Oil Well Service, Inc.	CUT & WELD VIC	$48.00
11/1/2013	216853	James Oil Well Service, Inc.	DIG LINE	$1,429.13

MOR-34

All Disbursements for the Current Reporting Month

Check Date	Check No	Vendor Name	Description	Transaction Amt on Check
11/1/2013	216853	James Oil Well Service, Inc.	HAUL G-REX TRACK HOE	$223.50
11/1/2013	216853	James Oil Well Service, Inc.	REPLACE CHIVE	$989.81
11/1/2013	216853	James Oil Well Service, Inc.	DIG OUT PIT, MOVE	$2,251.63
11/1/2013	216853	James Oil Well Service, Inc.	MOVE DIRT FROM PIT	$1,364.38
11/1/2013	216853	James Oil Well Service, Inc.	DUG UP	$2,595.25
11/1/2013	216853	James Oil Well Service, Inc.	DUG CONTAMINATED DIRT OUT OF PIT	$4,459.50
11/1/2013	216853	James Oil Well Service, Inc.	HAUL BACKHOE	$223.50
11/1/2013	216854	James P. Hill Distributor Inc.	CHV ARIES 100 BULK	$1,798.55
11/1/2013	216854	James P. Hill Distributor Inc.	CHV HDAX 5200 LA 40	$1,653.17
11/1/2013	216854	James P. Hill Distributor Inc.	PICK UP CHV HDAX	$(734.83)
11/1/2013	216855	Jerry Immel	Refund of overpayment	$1,555.11
11/1/2013	216856	John S. Pillsbury, III	Refund of overpayment	$876.05
11/1/2013	216857	Jon William (Tucker) Mchugh	MONTHLY RETAINER	$4,166.67
11/1/2013	216858	Lauren Stone	Supplies	$187.97
11/1/2013	216859	Lenorman Properties, LLC	OFFICE RENT	$40,605.84
11/1/2013	216859	Lenorman Properties, LLC	OFFICE RENT 8TH	$11,316.67
11/1/2013	216859	Lenorman Properties, LLC	TENANT BILLBACKS	$200.00
11/1/2013	216860	Loblolly Tree Farm, L.P.	DAMAGE RELEASE	$400.00
11/1/2013	216861	MCKENZIE ELECTRIC	ELECTRIC	$62,700.00
11/1/2013	216861	MCKENZIE ELECTRIC	ELECTRIC	$809.13
11/1/2013	216861	MCKENZIE ELECTRIC	ELECTRIC	$617.03
11/1/2013	216862	Mclain-Chitwood Office Prods	OFFICE SUPPLIES	$305.70
11/1/2013	216863	Michael B. Goldberg Trust	Refund of overpayment	$1,555.11
11/1/2013	216864	NDIC	FRANK 31-3-2H C/C	$100.00
11/1/2013	216865	Nick A. Sommer	Contract Geologist	$14,850.00
11/1/2013	216866	P2ES Holdings, Inc.	BOLO MONTHLY MAINT	$15,020.36
11/1/2013	216867	PAT'S OFFROAD, INC.	HEATING FROM 3	$780.00
11/1/2013	216868	Pam Scott	MEALS	$21.27

MOR-35

All Disbursements for the Current Reporting Month

Check Date	Check No	Vendor Name	Description	Transaction Amt on Check
11/1/2013	216868	Pam Scott	OFFICE SUPPLIES	$42.57
11/1/2013	216869	Phillip L. Lakin	Contract Geologist	$4,337.91
11/1/2013	216870	QUINN PUMPS NORTH DAKOTA, INC.	2-1/2" EUE 8RD X	$555.99
11/1/2013	216870	QUINN PUMPS NORTH DAKOTA, INC.	PLUNGER MIC'D	$1,167.44
11/1/2013	216871	Randy Williams	Supplies	$86.70
11/1/2013	216872	Lexisnexis	Research Subscription	$541.00
11/1/2013	216873	Reserve Account	POSTAGE	$1,000.00
11/1/2013	216874	SBG GRASSY BUTTE LLC	HAUL PRODUCTION	$3,600.75
11/1/2013	216875	SBG GREEN RIVER, LLC	HAUL PRODUCTION	$3,285.75
11/1/2013	216876	Shred-It USA - Denver	SHREDDING	$205.20
11/1/2013	216877	Steven Craig	MONTHLY RETAINER	$4,166.67
11/1/2013	216878	Strong Service, L.P.	Field work	$23,215.63
11/1/2013	216879	Susan M. Monahan	Refund of overpayment	$220.98
11/1/2013	216880	TOTAL CONTROL INC.	HAUL UNITS 23, 51 &	$1,150.00
11/1/2013	216880	TOTAL CONTROL INC.	DUMPSTER RENTAL AUG	$472.50
11/1/2013	216880	TOTAL CONTROL INC.	HAUL DUMP UNITS	$725.00
11/1/2013	216881	Texas Gas Gathering	PROD MONTH SEPT 2013	$83,751.65
11/1/2013	216882	Total Compliance Connection	DEVELOPMENT OF HR	$650.00
11/1/2013	216883	Tres Management Inc.	ENGINEERING	$8,372.61
11/1/2013	216884	United Parcel Service, Inc.	POSTAGE	$97.08
11/1/2013	216885	WEBFILINGS	SECTION 16	$862.50
11/1/2013	216886	WellEz Information	WATSON B N34-11-1H	$650.00
11/1/2013	216886	WellEz Information	MONTHLY ACTIVITY	$700.00
11/1/2013	216887	METLIFE INSURANCE COMPANY	11/01/13 PREMIUM	$2,786.29
11/6/2013	216888	ONRR - Rental Payments	Land Costs	$3,343.50
11/6/2013	216889	ONRR - Rental Payments	Land Costs	$3,360.00
11/6/2013	216890	Jeanette T. Daly	Land Costs	$33,899.92
11/6/2013	216891	Dorothy M. Tate	Land Costs	$3,733.34
11/6/2013	216892	Margie C. Earlywine f/k/a	Land Costs	$2,498.68

MOR-36

All Disbursements for the Current Reporting Month

Check Date	Check No	Vendor Name	Description	Transaction Amt on Check
11/6/2013	216893	ONRR - Rental Payments	Land Costs	$3,360.00
11/6/2013	216894	Patrick G. Frank and	Land Costs	$1,000.00
11/6/2013	216895	Benjamin Lange and Beth Lange	Land Costs	$1,500.00
11/6/2013	216896	MT DNRC	Land Costs	$480.00
11/6/2013	216897	MT DNRC	Land Costs	$400.00
11/6/2013	216898	Beverly T. Vandehei Trust	Land Costs	$5,941.62
11/6/2013	216899	Kevin Kilty	Land Costs	$1,205.45
11/6/2013	216900	Quinn V. Kilty	Land Costs	$1,205.45
11/6/2013	216901	United States Trustee	CHAPTER 11	$325.00
11/6/2013	216902	United States Trustee	CHAPTER 11	$20,000.00
11/6/2013	216903	United States Trustee	CHAPTER 11	$20,000.00
11/8/2013	216904	Blocker-Crossroads Water	WATER	$39.20
11/8/2013	216905	Bob's Oilfield Service, Inc.	PORTAJON RENTAL	$1,317.54
11/8/2013	216905	Bob's Oilfield Service, Inc.	CLEAN OUT AREA	$1,349.50
11/8/2013	216905	Bob's Oilfield Service, Inc.	PLUMB IN LINE IN	$945.00
11/8/2013	216905	Bob's Oilfield Service, Inc.	ADJUST WEIGHTS ON	$740.00
11/8/2013	216905	Bob's Oilfield Service, Inc.	SET PAD, SET	$1,480.00
11/8/2013	216905	Bob's Oilfield Service, Inc.	BUILD 2" GAS TUBE	$94.00
11/8/2013	216905	Bob's Oilfield Service, Inc.	LOAD PIPE, FINISHED	$3,652.00
11/8/2013	216906	Bowie Cass Electric	09/18-10/15	$122.25
11/8/2013	216907	C & C Oilfield Services, LLC	REPLACE FILTERS,	$3,680.99
11/8/2013	216907	C & C Oilfield Services, LLC	REPLACE SEAT & TRIM	$178.73
11/8/2013	216907	C & C Oilfield Services, LLC	REPLACE FILTERS &	$518.53
11/8/2013	216907	C & C Oilfield Services, LLC	REPLACE LEAKING	$1,295.76
11/8/2013	216907	C & C Oilfield Services, LLC	PUMP WATER TO	$236.10
11/8/2013	216907	C & C Oilfield Services, LLC	DISMANTLE	$1,397.81
11/8/2013	216907	C & C Oilfield Services, LLC	FILL HOLES WHERE	$177.07

MOR-37

All Disbursements for the Current Reporting Month

Check Date	Check No	Vendor Name	Description	Transaction Amt on Check
11/8/2013	216907	C & C Oilfield Services, LLC	UNLOAD PIPE USED TO	$178.73
11/8/2013	216907	C & C Oilfield Services, LLC	REPAIR 2" MALLARD	$178.73
11/8/2013	216907	C & C Oilfield Services, LLC	REPAIR WATER DUMP,	$357.45
11/8/2013	216907	C & C Oilfield Services, LLC	SWAP CHEM PUMP FROM	$236.10
11/8/2013	216907	C & C Oilfield Services, LLC	REPLACE CHEMICAL	$178.73
11/8/2013	216907	C & C Oilfield Services, LLC	TAKE THE CHOKE OUT	$804.26
11/8/2013	216907	C & C Oilfield Services, LLC	GET CHEM PUMP GOING	$178.73
11/8/2013	216907	C & C Oilfield Services, LLC	REPAIR CHEM PUMP	$236.10
11/8/2013	216907	C & C Oilfield Services, LLC	FINISH PUMP WATER	$236.10
11/8/2013	216907	C & C Oilfield Services, LLC	WEEDEAT AROUND	$504.19
11/8/2013	216907	C & C Oilfield Services, LLC	HOOK UP TRASH PUMP	$491.49
11/8/2013	216907	C & C Oilfield Services, LLC	GO GET LOAD TO TBG	$935.00
11/8/2013	216907	C & C Oilfield Services, LLC	REPLACE SWAGE ON	$223.41
11/8/2013	216907	C & C Oilfield Services, LLC	REPIPE THE FLOWLINE	$446.81
11/8/2013	216908	CANTOR FITZGERALD SECURITIES	MONTHLY AGENCY FEE	$7,500.00
11/8/2013	216909	Cintas Corporation	UNIFORMS	$303.00
11/8/2013	216910	Cox Communications, Inc.	PHONE, CABLE &	$1,614.22
11/8/2013	216911	DENTONS US LLP	GMX BANKRUPTCY	$15,275.00
11/8/2013	216912	ENVIRONMENTAL RESOURCES	PROFESSIONAL FEES	$16,027.60
11/8/2013	216913	Elynx Technologies, LLC	REPLACE MODEM	$1,323.61
11/8/2013	216914	CenterPoint Energy Resources	PROD MONTH AUG 2013	$1,476.68
11/8/2013	216915	FLOPRO SERVICES	WELL MONITORING	$21,221.79
11/8/2013	216916	IHS Global Inc.	US DATA	$25.00
11/8/2013	216917	JNS Trucking, Inc.	130 BBLS SWD	$162.50
11/8/2013	216917	JNS Trucking, Inc.	180 BBLS SWD	$450.00
11/8/2013	216917	JNS Trucking, Inc.	300 BBLS SWD	$375.00

MOR-38

All Disbursements for the Current Reporting Month

Check Date	Check No	Vendor Name	Description	Transaction Amt on Check
11/8/2013	216917	JNS Trucking, Inc.	430 BBLS SWD	$537.50
11/8/2013	216917	JNS Trucking, Inc.	520 BBLS SWD	$650.00
11/8/2013	216917	JNS Trucking, Inc.	580 BBLS SWD	$725.00
11/8/2013	216917	JNS Trucking, Inc.	HAUL F/W TO LOC	$1,635.90
11/8/2013	216917	JNS Trucking, Inc.	160 BBLS SWD	$200.00
11/8/2013	216917	JNS Trucking, Inc.	1020 BBLS SWD	$1,275.00
11/8/2013	216917	JNS Trucking, Inc.	339 BBLS SWD	$423.75
11/8/2013	216917	JNS Trucking, Inc.	802 BBLS SWD	$1,002.50
11/8/2013	216917	JNS Trucking, Inc.	331 BBLS SWD	$413.75
11/8/2013	216917	JNS Trucking, Inc.	181 BBLS SWD	$226.25
11/8/2013	216917	JNS Trucking, Inc.	209 BBLS SWD	$261.25
11/8/2013	216917	JNS Trucking, Inc.	295 BBLS SWD	$368.75
11/8/2013	216917	JNS Trucking, Inc.	362 BBLS SWD	$452.50
11/8/2013	216917	JNS Trucking, Inc.	302 BBLS SWD	$377.50
11/8/2013	216917	JNS Trucking, Inc.	154 BBLS SWD	$192.50
11/8/2013	216917	JNS Trucking, Inc.	171 BBLS SWD	$213.75
11/8/2013	216917	JNS Trucking, Inc.	115 BBLS SWD	$143.75
11/8/2013	216918	JOHNNY R. MCNEELY	PUMPER OCT 2013	$1,920.00
11/8/2013	216919	James Merrill	MEALS	$10.71
11/8/2013	216919	James Merrill	RRC - GROUNDWATER	$386.25
11/8/2013	216919	James Merrill	OTHER PROFESSIONAL	$100.00
11/8/2013	216919	James Merrill	TRAVEL	$1,563.53
11/8/2013	216920	Larco Ltd	MONTHLY SCOUTING	$500.00
11/8/2013	216921	L & L Engine And Compressor	PRESSURE GAUGE & UL	$525.12
11/8/2013	216921	L & L Engine And Compressor	KIMRAY REPAIR KIT	$48.67
11/8/2013	216922	Largo Gas Compression, Inc.	COMPRESSOR RENTAL	$1,500.00
11/8/2013	216923	McAfee & Taft	GMX BANKRUPTCY	$10,726.75
11/8/2013	216924	Mclain-Chitwood Office Prods	OFFICE SUPPLIES	$236.09
11/8/2013	216925	Mike Rohleder	Lunch Meetings	$73.74
11/8/2013	216925	Mike Rohleder	Monthly Dues	$752.34
11/8/2013	216926	Mimecast North America, Inc.	UEM ENTERPRISE,	$1,300.00
11/8/2013	216927	New Century Investments III	HOTEL-SHANNON AVERY	$355.29
11/8/2013	216928	Paul, Weiss, Rifkind, Wharton	GMX BANKRUPTCY	$268,651.31
11/8/2013	216929	Pete Mccarty Oil Co.	VEHICLE FUEL -	$7,530.95
11/8/2013	216930	Platts	GAS DAILY BASIC	$2,840.00

MOR-39

All Disbursements for the Current Reporting Month

Check Date	Check No	Vendor Name	Description	Transaction Amt on Check
11/8/2013	216931	Princess Three Operating, LLC	Field Work	$22,291.70
11/8/2013	216932	RACHEL KRETCHMAR	Contract Labor	$562.50
11/8/2013	216933	Randy Williams	supplies	$86.70
11/8/2013	216934	Rollie G. Farris	GEOLOGICAL	$8,850.00
11/8/2013	216935	SANDLER O'NEILL & PARTNERS LP	RETAINER FEE	$100,000.00
11/8/2013	216936	SBG GRASSY BUTTE LLC	HAUL PRODUCTION	$5,429.25
11/8/2013	216937	Shannon Avery	MEALS	$55.98
11/8/2013	216937	Shannon Avery	OFFICE SUPPLIES	$105.41
11/8/2013	216937	Shannon Avery	POSTAGE	$32.78
11/8/2013	216937	Shannon Avery	AIRFARE	$351.01
11/8/2013	216937	Shannon Avery	KITCHEN SUPPLIES	$111.82
11/8/2013	216937	Shannon Avery	TOLL ROAD	$4.60
11/8/2013	216937	Shannon Avery	FUEL FOR COMPANY	$10.02
11/8/2013	216938	Shred-It USA - Denver	SHREDDING	$169.41
11/8/2013	216939	Sullivan Land Resources, Inc.	BROKER FEES	$1,237.50
11/8/2013	216940	TOTAL CONTROL INC.	DUMPSTER RENTAL	$630.00
11/8/2013	216941	Thurmond-McGlothlin, Inc.	CDMA MODEM	$480.00
11/8/2013	216942	Toledo Automotive Supply, Inc.	VEHICLE MAINT -	$134.47
11/8/2013	216943	Tres Management Inc.	ENGINEERING	$8,448.94
11/8/2013	216944	U.S. Bank	Legal Fees	$16,428.20
11/8/2013	216945	United Parcel Service, Inc.	POSTAGE	$552.74
11/8/2013	216946	Verizon Wireless	CELL PHONE	$903.41
11/8/2013	216947	Westel, Inc.	LONG DISTANCE	$61.70
11/8/2013	216948	Janet H. Hoare	Land Costs	$800.00
11/8/2013	216949	Richard D. Broeker	Land Costs	$800.00
11/13/2013	216950	Larry J. & Marlys J. O'Brien	Land Costs	$750.00
11/13/2013	216951	Indian Meadows Ranches, Inc.	Land Costs	$49,833.37
11/15/2013	216952	1SOURCE INTERNATIONAL, LLC	CONFERENCE CALLING	$16.93
11/15/2013	216953	AT&T Mobility II, LLC	CELL PHONES	$4,188.52
11/15/2013	216954	Allison Holman	RED EARTH DESK &	$30.00
11/15/2013	216955	Amber Croisant	RED EARTH DESK &	$30.00

MOR-40

All Disbursements for the Current Reporting Month

Check Date	Check No	Vendor Name	Description	Transaction Amt on Check
11/15/2013	216956	Andrews Kurth, LLP	GMX REORGANIZATION	$253,837.56
11/15/2013	216957	Answer Phone	ANSWERING SERVICE	$75.00
11/15/2013	216958	Black Hills Trucking, Inc	STORAGE FOR DRILL	$500.00
11/15/2013	216959	Cass County Clerk	ASSIGNMENT RECORDING	$44.00
11/15/2013	216960	Champion Technologies, Inc.	TREAT WELL	$12,348.42
11/15/2013	216961	Cintas Corporation	UNIFORMS	$303.00
11/15/2013	216961	Cintas Corporation	UNIFORMS & FLOOR	$303.00
11/15/2013	216962	Cox Communications, Inc.	CABLE 11/4-12/03	$93.75
11/15/2013	216963	Crowe & Dunlevy, P.C.	CHAPTER 11	$27,623.93
11/15/2013	216964	DAIOHS, USA Inc	COFFEE, CREAMER,	$451.08
11/15/2013	216965	DELTA CONSTRUCTORS, LLC	PUMP HOUSE	$1,823.00
11/15/2013	216965	DELTA CONSTRUCTORS, LLC	MOTOR REPAIR	$1,591.13
11/15/2013	216966	David Hastings	PEST CONTROL	$433.00
11/15/2013	216967	EDWARDS WILDMAN PALMER LLP	CANTOR	$8,956.00
11/15/2013	216968	Fastenal Company	MISC FITTINGS	$70.83
11/15/2013	216969	Fidelity Expl. & Prod. Company	09/13 FIDELITY EXPL	$14,525.20
11/15/2013	216970	Fowler Transportation, LTD.	HAUL COMPRESSOR &	$993.60
11/15/2013	216970	Fowler Transportation, LTD.	HAUL COMPRESSOR TO	$496.80
11/15/2013	216971	GLEN IVEY INC	VEHICLE MAINT -	$30.00
11/15/2013	216971	GLEN IVEY INC	VEHICLE STATE	$14.50
11/15/2013	216972	Globe Energy Services, LLC	120 BBLS SWD	$144.00
11/15/2013	216972	Globe Energy Services, LLC	130 BBLS SWD	$2,015.00
11/15/2013	216972	Globe Energy Services, LLC	260 BBLS SWD	$1,235.00
11/15/2013	216972	Globe Energy Services, LLC	390 BBLS SWD	$468.00
11/15/2013	216972	Globe Energy Services, LLC	250 BBLS SWD	$900.00
11/15/2013	216972	Globe Energy Services, LLC	132 BBLS SWD	$316.80
11/15/2013	216972	Globe Energy Services, LLC	262 BBLS SWD	$615.70

MOR-41

All Disbursements for the Current Reporting Month

Check Date	Check No	Vendor Name	Description	Transaction Amt on Check
11/15/2013	216972	Globe Energy Services, LLC	HOOK UP TO	$424.00
11/15/2013	216972	Globe Energy Services, LLC	Field Work	$1,981.50
11/15/2013	216972	Globe Energy Services, LLC	CATCH TRUCK FOR	$1,128.75
11/15/2013	216972	Globe Energy Services, LLC	131 BBLS SWD	$471.60
11/15/2013	216973	Greg Ryan	MEALS	$200.15
11/15/2013	216973	Greg Ryan	OFFICE SUPPLIES	$51.94
11/15/2013	216973	Greg Ryan	HOTEL, AIRFARE &	$1,368.18
11/15/2013	216973	Greg Ryan	PLS DEALMAKERS EXPO	$145.00
11/15/2013	216974	XH, LLC	09/13 XTO ENERGY	$6,443.33
11/15/2013	216975	IHS Global Inc.	WEB DIGITAL IMAGES	$9.00
11/15/2013	216976	Industrial Electric	TIED IN GENERATOR	$370.00
11/15/2013	216977	JOHNSON CHERRY CREEK, LLC	MOVING DENVER	$3,578.79
11/15/2013	216978	James Merrill	RRC - GROUNDWATER	$77.25
11/15/2013	216979	Jefferies & Company, Inc.	GMX BANKRUPTCY	$104,086.68
11/15/2013	216980	Jerry M. Cluck	ANSWERING SERVICE	$162.38
11/15/2013	216981	L & L Engine And Compressor	SUPERVISION OCT 2013	$26,400.00
11/15/2013	216982	Lee Graphics, Inc.	WHITE LOG PAPER	$535.84
11/15/2013	216983	Looper Reed & McGraw P.C.	20% HOLD BACK FEE	$13,613.10
11/15/2013	216983	Looper Reed & McGraw P.C.	ATTENDANCE AT	$14,696.10
11/15/2013	216983	Looper Reed & McGraw P.C.	BUSINESS OPERATIONS	$234.00
11/15/2013	216983	Looper Reed & McGraw P.C.	CASE ADMINISTRATION	$6,368.50
11/15/2013	216983	Looper Reed & McGraw P.C.	COMMITTEE MEETINGS	$7,914.70
11/15/2013	216983	Looper Reed & McGraw P.C.	EXPENSES	$14,092.96
11/15/2013	216983	Looper Reed & McGraw P.C.	GENERAL	$23,048.40
11/15/2013	216983	Looper Reed & McGraw P.C.	PROFESSIONAL	$12,586.40
11/15/2013	216983	Looper Reed & McGraw P.C.	SALE & RELATED	$65,635.40
11/15/2013	216983	Looper Reed & McGraw P.C.	COMMUNICATIONS WITH	$5,716.30

MOR-42

All Disbursements for the Current Reporting Month

Check Date	Check No	Vendor Name	Description	Transaction Amt on Check
11/15/2013	216983	Looper Reed & McGraw P.C.	TAX MATTERS	$13,652.80
11/15/2013	216983	Looper Reed & McGraw P.C.	GENERAL LITIGATION	$14,855.30
11/15/2013	216983	Looper Reed & McGraw P.C.	LEIN & CLAIM	$9,367.40
11/15/2013	216983	Looper Reed & McGraw P.C.	DIP FINANCING &	$1,055.30
11/15/2013	216983	Looper Reed & McGraw P.C.	EMPLOYEE & BENEFITS	$8,117.40
11/15/2013	216983	Looper Reed & McGraw P.C.	TRAVEL TIME	$4,531.20
11/15/2013	216983	Looper Reed & McGraw P.C.	LIEN & CLAIM	$26,776.80
11/15/2013	216983	Looper Reed & McGraw P.C.	20% HOLDBACK	$48,753.30
11/15/2013	216983	Looper Reed & McGraw P.C.	TAX MATTERS - 20%	$3,517.90
11/15/2013	216983	Looper Reed & McGraw P.C.	GENERAL - 20 % HOLD	$5,322.70
11/15/2013	216983	Looper Reed & McGraw P.C.	PLAN & DISCLOSURE	$1,548.40
11/15/2013	216983	Looper Reed & McGraw P.C.	COMMINUCATIONS WITH	$5,288.40
11/15/2013	216983	Looper Reed & McGraw P.C.	CLAIMS ISSUES	$34.00
11/15/2013	216983	Looper Reed & McGraw P.C.	AMOUNT REJECTED	$(1,132.50)
11/15/2013	216984	MICHIGAN DEPARTMENT OF	MI WTH TAX 2012	$1,156.29
11/15/2013	216985	McJunkin Red Man Corporation	DI HANDLE, CS	$314.95
11/15/2013	216985	McJunkin Red Man Corporation	2 2000# BLK CS 90	$13.41
11/15/2013	216985	McJunkin Red Man Corporation	2PC BALL VALVE THD,	$116.46
11/15/2013	216985	McJunkin Red Man Corporation	STUFFING BOX	$425.99
11/15/2013	216985	McJunkin Red Man Corporation	STUFFING BOX, MULTI	$905.69
11/15/2013	216986	McKENZIE COUNTY COURTHOUSE	RECORDING FEES -	$16.00
11/15/2013	216987	Mclain-Chitwood Office Prods	OFFICE SUPPLIES	$178.96
11/15/2013	216988	Music Mountain Water Co.	WATER	$220.71

MOR-43

All Disbursements for the Current Reporting Month

Check Date	Check No	Vendor Name	Description	Transaction Amt on Check
11/15/2013	216989	NAVEX GLOBAL, INC	PORTAL PAGE MAINT &	$2,390.00
11/15/2013	216990	Nicholson Contractors LLC	BLADE & SPREAD ROCK	$3,056.19
11/15/2013	216990	Nicholson Contractors LLC	HAUL FORKLIFT TO	$690.00
11/15/2013	216990	Nicholson Contractors LLC	HAUL DIRT TO	$420.00
11/15/2013	216991	Nick A. Sommer	10/30-11/12	$15,015.00
11/15/2013	216992	Production Analysis, INC.	TYPE II DYNAMOMETER	$6,168.00
11/15/2013	216993	QUINN PUMPS NORTH DAKOTA, INC.	3" X 1-1/2" DOUBLE	$874.50
11/15/2013	216993	QUINN PUMPS NORTH DAKOTA, INC.	NIPPLE, SEATING API	$439.44
11/15/2013	216994	WHITE OWL PUMPING	GENERATOR	$160.00
11/15/2013	216994	WHITE OWL PUMPING	PUMPER OCT 2013	$8,500.00
11/15/2013	216994	WHITE OWL PUMPING	TROUBLESHOOT	$160.00
11/15/2013	216994	WHITE OWL PUMPING	CLEAN LEAKY MESS IN	$120.00
11/15/2013	216994	WHITE OWL PUMPING	BABYSIT WELL	$360.00
11/15/2013	216994	WHITE OWL PUMPING	CHANGE FROM WATER	$440.00
11/15/2013	216994	WHITE OWL PUMPING	CONSULT ON PIT	$160.00
11/15/2013	216994	WHITE OWL PUMPING	CLEAN UP WELLHEAD	$80.00
11/15/2013	216994	WHITE OWL PUMPING	HOT OIL TRUCK FRESH	$80.00
11/15/2013	216994	WHITE OWL PUMPING	PUT SCORIA AROUND	$160.00
11/15/2013	216994	WHITE OWL PUMPING	WORK ON PUMP	$80.00
11/15/2013	216994	WHITE OWL PUMPING	PIT TESTS	$325.00
11/15/2013	216994	WHITE OWL PUMPING	SITE SUPERVISION	$2,000.00
11/15/2013	216995	ALLIED WASTE SERVICES #070	WASTE SERVICES	$307.45
11/15/2013	216996	Roughrider Electric	ELECTRIC	$57,256.90
11/15/2013	216997	Roughrider Electric	ELECTRIC 09/30-10/31	$1,934.81
11/15/2013	216997	Roughrider Electric	ELECTRIC 09/30-10/30	$989.40

MOR-44

All Disbursements for the Current Reporting Month

Check Date	Check No	Vendor Name	Description	Transaction Amt on Check
11/15/2013	216998	SBG GRASSY BUTTE LLC	HAUL PRODUCTION	$3,942.75
11/15/2013	216999	SBG GREEN RIVER, LLC	HAUL PRODUCTION	$876.75
11/15/2013	217000	SMOKEHOUSE	CATERING	$604.26
11/15/2013	217001	Shannon Avery	SHRM MEMBERSHIP	$35.00
11/15/2013	217001	Shannon Avery	TOLL VIOLATION	$87.50
11/15/2013	217002	Shred-It USA - Denver	SHREDDING	$103.06
11/15/2013	217003	Slawson Exploration Co., Inc.	COMPANY SUPERVISION	$19.79
11/15/2013	217003	Slawson Exploration Co., Inc.	ENGR & TECH SERVICES	$6.16
11/15/2013	217003	Slawson Exploration Co., Inc.	ENVIRONMENTAL/REGULA	$2.24
11/15/2013	217003	Slawson Exploration Co., Inc.	EQUIPMENT RENTAL	$131.25
11/15/2013	217003	Slawson Exploration Co., Inc.	FUEL & ELECTRICITY	$400.99
11/15/2013	217003	Slawson Exploration Co., Inc.	INSURANCE	$5.31
11/15/2013	217003	Slawson Exploration Co., Inc.	OVERHEAD	$284.88
11/15/2013	217003	Slawson Exploration Co., Inc.	PUMPING & GAUGING	$250.00
11/15/2013	217003	Slawson Exploration Co., Inc.	SWD	$1,672.31
11/15/2013	217004	Solium Capital LLC	SELF-SERVE PRIMARY	$1,148.42
11/15/2013	217005	Sullivan Land Resources, Inc.	BROKER FEES	$775.00
11/15/2013	217006	The Lincoln National Life	Insurance	$1,080.75
11/15/2013	217007	Toledo Automotive Supply, Inc.	VEHICLE MAINT -	$166.98
11/15/2013	217007	Toledo Automotive Supply, Inc.	POLY MACHINE	$10.72
11/15/2013	217008	Tres Management Inc.	ENGINEERING	$15,296.72
11/15/2013	217009	US FLEET TRACKING	GPS TRACKING	$3,923.19
11/15/2013	217010	United Parcel Service, Inc.	POSTAGE	$160.18
11/15/2013	217011	GE Capital	COPIERS & PRINTERS	$7,120.67
11/15/2013	217012	Victoria Foster	RED EARTH DESK &	$30.00
11/27/2013	217068	AT&T Corp	Telephone	$82.12
11/27/2013	217069	B&B HOT OIL SERVICE	FILL & TEST PUMP	$525.00

MOR-45

All Disbursements for the Current Reporting Month

Check Date	Check No	Vendor Name	Description	Transaction Amt on Check
11/27/2013	217069	B&B HOT OIL SERVICE	FILL & TEST 1 BBL	$510.00
11/27/2013	217070	Brian Pollman	Website hosting	$99.00
11/27/2013	217071	CONWAY MACKENZIE, INC.	GMX BANKRUPTCY	$61,486.47
11/27/2013	217072	PLATTE COUNTY CLERK	RECORDING FEES	$207.00
11/27/2013	217073	Casedhole Solutions, Inc	WIRELINE SERVICES	$19,912.50
11/27/2013	217074	Champion Technologies, Inc.	CORTRON RN-234, DRUM	$2,425.50
11/27/2013	217074	Champion Technologies, Inc.	CORTRON RU-126 DRUM	$(6.07)
11/27/2013	217075	Citrix Online, LLC	GOTOMEETING	$195.00
11/27/2013	217076	Computershare, Inc.	TRANSACTIONS	$1.00
11/27/2013	217076	Computershare, Inc.	MAINT & EXPENSES	$850.94
11/27/2013	217077	DAIOHS, USA Inc	COFFEE, CREAMER,	$227.49
11/27/2013	217078	DCP MIDSTREAM, LP	PROD MONTH SEPT 2013	$20.78
11/27/2013	217079	Denny's Electric and Motor	HOOK UP ELITE POWER	$500.00
11/27/2013	217080	Dianne Newman	NOV 2013 DEST &	$30.00
11/27/2013	217081	Elynx Technologies, LLC	MONITORING OCT 2013	$2,214.60
11/27/2013	217081	Elynx Technologies, LLC	REPLACE COMM. MODULE	$714.51
11/27/2013	217082	Estill, Hardwick, Gable Hall	GMX BANKRUPTCY	$5,222.00
11/27/2013	217083	Flow-Zone LLC	3/8 X 1/4 316 SS	$284.48
11/27/2013	217083	Flow-Zone LLC	3/8 X 3/8 316 SS	$222.13
11/27/2013	217083	Flow-Zone LLC	Major wellmark	$1,569.19
11/27/2013	217084	GOFRAC, LLC	FRAC-STAGE 15	$100,629.01
11/27/2013	217084	GOFRAC, LLC	FRAC-STAGE 14	$111,655.33
11/27/2013	217084	GOFRAC, LLC	FRAC-STAGE 13	$114,651.25
11/27/2013	217084	GOFRAC, LLC	FRAC-STAGE 12	$108,021.60
11/27/2013	217084	GOFRAC, LLC	FRAC-STAGE 11	$109,051.54
11/27/2013	217084	GOFRAC, LLC	FRAC-STAGE 10	$120,152.13
11/27/2013	217084	GOFRAC, LLC	FRAC-STAGE 8	$107,162.48
11/27/2013	217084	GOFRAC, LLC	FRAC-STAGE 7	$107,971.36
11/27/2013	217084	GOFRAC, LLC	FRAC-STAGE 6	$108,976.94
11/27/2013	217084	GOFRAC, LLC	FRAC-STAGE 9	$103,269.90
11/27/2013	217084	GOFRAC, LLC	FRAC-STAGE 5	$69,218.27
11/27/2013	217084	GOFRAC, LLC	FRAC-STAGE 4	$106,602.09
11/27/2013	217084	GOFRAC, LLC	FRAC-STAGE 3	$58,095.63

MOR-46

All Disbursements for the Current Reporting Month

Check Date	Check No	Vendor Name	Description	Transaction Amt on Check
11/27/2013	217084	GOFRAC, LLC	FRAC-STAGE 1	$38,029.40
11/27/2013	217084	GOFRAC, LLC	FRAC-STAGE 2	$99,982.82
11/27/2013	217085	GOSHEN COUNTY CLERK	RECORDING FEES	$38.00
11/27/2013	217086	GREENLIGHT ENERGY SERVICES	BOP RENTAL 05/20-23	$1,477.00
11/27/2013	217086	GREENLIGHT ENERGY SERVICES	BOP RENTAL 05/15-19	$1,846.25
11/27/2013	217086	GREENLIGHT ENERGY SERVICES	BOP RENTAL 05/11-13	$1,107.75
11/27/2013	217086	GREENLIGHT ENERGY SERVICES	HAUL BOP TO LOC	$400.00
11/27/2013	217087	JNS Trucking, Inc.	110 BBLS SWD	$137.50
11/27/2013	217087	JNS Trucking, Inc.	127 BBLS SWD	$158.75
11/27/2013	217087	JNS Trucking, Inc.	180 BBLS SWD	$225.00
11/27/2013	217087	JNS Trucking, Inc.	160 BBLS SWD	$200.00
11/27/2013	217087	JNS Trucking, Inc.	220 BBLS SWD	$275.00
11/27/2013	217087	JNS Trucking, Inc.	210 BBLS SWD	$262.50
11/27/2013	217087	JNS Trucking, Inc.	330 BBLS SWD	$412.50
11/27/2013	217087	JNS Trucking, Inc.	337 BBLS SWD	$421.25
11/27/2013	217087	JNS Trucking, Inc.	651 BBLS SWD	$813.75
11/27/2013	217087	JNS Trucking, Inc.	173 BBLS SWD	$216.25
11/27/2013	217088	John P. Dick	CONSULTING	$6,700.00
11/27/2013	217089	LARAMIE COUNTY CLERK	RECORDING FEES	$18.00
11/27/2013	217090	LEAGACY MEASUREMENT SOLUTIONS,	CALIBRATIONS AND	$1,345.45
11/27/2013	217091	LODI DRILLING & SERVICE CO.	130 BBLS SWD	$216.20
11/27/2013	217091	LODI DRILLING & SERVICE CO.	255 BBLS SWD	$432.40
11/27/2013	217092	Lauren Stone	MEALS - KEY BANK	$142.11
11/27/2013	217093	Lee Graphics, Inc.	WHITE BOND PAPER	$216.50
11/27/2013	217094	Mclain-Chitwood Office Prods	OFFICE SUPPLIES	$96.36
11/27/2013	217095	NDIC	CHARLIE STATE	$100.00
11/27/2013	217095	NDIC	LOWER THIRTY	$100.00
11/27/2013	217095	NDIC	FRANKS CREEK	$100.00
11/27/2013	217096	Oklahoma Office Systems, LLC	INK CARTRIDGES	$552.20
11/27/2013	217096	Oklahoma Office Systems, LLC	REPAIR HEWLETT	$179.78
11/27/2013	217097	Opportune LLP	RESTRUCTURING -	$5,008.75

MOR-47

All Disbursements for the Current Reporting Month

Check Date	Check No	Vendor Name	Description	Transaction Amt on Check
11/27/2013	217098	Pitney Bowes Global Financial	POSTAGE MACHINE	$1,433.81
11/27/2013	217099	Reddog Systems, Inc.	JIBLINK SERVICES	$298.00
11/27/2013	217100	SBG GRASSY BUTTE LLC	HAUL PRODUCTION	$4,520.75
11/27/2013	217101	SBG GREEN RIVER, LLC	HAUL PRODUCTION	$1,226.25
11/27/2013	217102	Shred-It USA - Denver	SHREDDING	$81.49
11/27/2013	217103	Sullivan Land Resources, Inc.	BROKER FEES	$1,797.43
11/27/2013	217103	Sullivan Land Resources, Inc.	RECORDING FEES	$13.00
11/27/2013	217104	Talon Tools & Testing LP	TEST PIPE	$2,388.30
11/27/2013	217105	Texas Gas Gathering	PROD MONTH OCT 2013	$122,287.83
11/27/2013	217106	Texas Workforce Commission	ADDITIONAL TAX FOR	$500.83
11/27/2013	217107	Tres Management Inc.	IN HOUSE	$14,048.50
11/27/2013	217108	United Parcel Service, Inc.	POSTAGE	$84.78
11/27/2013	217109	Verian Technologies, LLC	NOVEMBER 2013 ASP	$2,575.00
11/22/2013	217013	AT&T Corp	PHONE SERVICE FOR	$593.16
11/22/2013	217014	AT&T Corp	11/05-12/04	$4,964.65
11/22/2013	217015	Amber Croisant	Office Expense	$31.99
11/22/2013	217016	Astro-Chem Lab, Inc.	NATURAL GAS ANALYSIS	$400.00
11/22/2013	217017	B&B HOT OIL SERVICE	LOAD AND PUIMP 100	$720.00
11/22/2013	217018	BASIN FILTRATION SYSTEMS AND	TEST JOINTS	$3,106.00
11/22/2013	217019	Bowie Cass Electric	10/03/13-11/04/13	$516.67
11/22/2013	217020	C & C Oilfield Services, LLC	PUMPER	$1,273.02
11/22/2013	217020	C & C Oilfield Services, LLC	REPLACE FILTERS	$134.04
11/22/2013	217020	C & C Oilfield Services, LLC	PUMP 2 TANKS OF	$178.73
11/22/2013	217020	C & C Oilfield Services, LLC	SWAP OUT TRANSFER	$727.59
11/22/2013	217020	C & C Oilfield Services, LLC	PUMP 2 TANKS OF S/W	$590.25
11/22/2013	217020	C & C Oilfield Services, LLC	REPLACE S & TRIM IN	$402.14

MOR-48

All Disbursements for the Current Reporting Month

Check Date	Check No	Vendor Name	Description	Transaction Amt on Check
11/22/2013	217020	C & C Oilfield Services, LLC	CLEAN SAND FROM	$223.41
11/22/2013	217020	C & C Oilfield Services, LLC	DIG UP POLY LINE BY	$832.95
11/22/2013	217021	Canon Financial Services, Inc.	GRAPHICS EQUIPMENT	$268.46
11/22/2013	217022	Chapter 13 Office	GARNISHMENT	$1,212.93
11/22/2013	217023	Cintas Corporation	UNIFORMS & FLOOR	$303.00
11/22/2013	217024	DANE CHEMCO INC.	150' X 150' GREAT	$3,333.38
11/22/2013	217025	Danlin Industries Corporation	SCALE INHIBITOR	$2,779.77
11/22/2013	217025	Danlin Industries Corporation	SURFACTANT	$1,216.56
11/22/2013	217025	Danlin Industries Corporation	SCAVENGER WITH	$11,839.18
11/22/2013	217025	Danlin Industries Corporation	PARAFFIN COMPOUND	$1,782.34
11/22/2013	217026	David Donnell	MEALS	$116.30
11/22/2013	217026	David Donnell	NATURAL GAS &	$75.00
11/22/2013	217027	Estill, Hardwick, Gable Hall	GMX BANKRUPTCY	$30,584.70
11/22/2013	217027	Estill, Hardwick, Gable Hall	20% HOLDBACK	$4,543.80
11/22/2013	217027	Estill, Hardwick, Gable Hall	20% HOLD BACK	$11,465.90
11/22/2013	217027	Estill, Hardwick, Gable Hall	DISPUTED AMOUNT	$(3,314.95)
11/22/2013	217028	Flow-Zone LLC	1/2 0-1000# LIQUID	$114.56
11/22/2013	217028	Flow-Zone LLC	1/2 0-2000# LF GAUGE	$273.45
11/22/2013	217028	Flow-Zone LLC	2 2000# FS TEE	$206.29
11/22/2013	217028	Flow-Zone LLC	2 FIG 200 HAMMER	$410.38
11/22/2013	217028	Flow-Zone LLC	2 X 4 XH NIPPLE	$68.50
11/22/2013	217028	Flow-Zone LLC	BAG OF RAGS	$90.93
11/22/2013	217028	Flow-Zone LLC	2 2000# FS THD 90	$228.56
11/22/2013	217028	Flow-Zone LLC	ABSORBENT PAD	$134.77
11/22/2013	217028	Flow-Zone LLC	1 TEFLON TAPE	$35.90
11/22/2013	217028	Flow-Zone LLC	1/2 X 4 XH NIPPLE	$13.64
11/22/2013	217028	Flow-Zone LLC	1/2 X 3 XH NIPPLE	$10.98
11/22/2013	217028	Flow-Zone LLC	1/2 X 2 XH NIPPLE	$18.11
11/22/2013	217028	Flow-Zone LLC	1 X 1/2 BUSHING	$11.89
11/22/2013	217028	Flow-Zone LLC	1 FIG 200 HAMMER	$229.93
11/22/2013	217028	Flow-Zone LLC	1 2000# FS THD 90	$75.28
11/22/2013	217028	Flow-Zone LLC	1 2000# FS TEE	$38.45

MOR-49

All Disbursements for the Current Reporting Month

Check Date	Check No	Vendor Name	Description	Transaction Amt on Check
11/22/2013	217028	Flow-Zone LLC	PLASTIC DOT GLOVE	$33.94
11/22/2013	217028	Flow-Zone LLC	1/4 0-600# LF GAUGE	$153.09
11/22/2013	217028	Flow-Zone LLC	1/2 0-600# LIQUID	$323.15
11/22/2013	217028	Flow-Zone LLC	1/2 2M THD FP W/ SS	$256.24
11/22/2013	217028	Flow-Zone LLC	1 2000# CHECK VALVE	$98.86
11/22/2013	217029	Forms On-A-Disk I, Inc.	AAPL JOA 82 & 89 +	$379.90
11/22/2013	217030	Gate Keeper Self Storage	ANNUAL STORAGE RENT	$3,960.00
11/22/2013	217031	Gemini Solutions, Inc.	SUPPORT & UPGRADS	$2,165.00
11/22/2013	217032	HIGHLANDS RANCH SELF STORAGE	STORAGE RENTAL DEC	$162.00
11/22/2013	217033	Harrison Central	2012 TAXES - 444 J	$734.48
11/22/2013	217034	Harrison County	2012 TAXES - 444 J	$265.21
11/22/2013	217035	JNS Trucking, Inc.	110 BBLS SWD	$150.00
11/22/2013	217035	JNS Trucking, Inc.	480 BBLS SWD	$1,200.00
11/22/2013	217035	JNS Trucking, Inc.	980 BBLS SWD	$1,225.00
11/22/2013	217035	JNS Trucking, Inc.	530 BBLS SWD	$662.50
11/22/2013	217035	JNS Trucking, Inc.	REMOVE WATER FROM	$180.00
11/22/2013	217035	JNS Trucking, Inc.	320 BBLS SWD	$400.00
11/22/2013	217035	JNS Trucking, Inc.	275 BBLS SWD	$343.75
11/22/2013	217035	JNS Trucking, Inc.	405 BBLS SWD	$506.25
11/22/2013	217035	JNS Trucking, Inc.	1170 BBLS SWD	$1,462.50
11/22/2013	217035	JNS Trucking, Inc.	920 BBLS SWD	$1,150.00
11/22/2013	217035	JNS Trucking, Inc.	410 BBLS SWD	$512.50
11/22/2013	217035	JNS Trucking, Inc.	1140 BBLS SWD	$1,425.00
11/22/2013	217035	JNS Trucking, Inc.	470 BBLS SWD	$587.50
11/22/2013	217035	JNS Trucking, Inc.	CLEANED UP 10" OF	$270.00
11/22/2013	217035	JNS Trucking, Inc.	771 BBLS SWD	$963.75
11/22/2013	217035	JNS Trucking, Inc.	440 BBLS SWD	$550.00
11/22/2013	217035	JNS Trucking, Inc.	990 BBLS SWD	$1,237.50
11/22/2013	217035	JNS Trucking, Inc.	739 BBLS SWD	$923.75
11/22/2013	217035	JNS Trucking, Inc.	1617 BBLS SWD	$2,021.25
11/22/2013	217035	JNS Trucking, Inc.	1030 BBLS SWD	$1,287.50
11/22/2013	217035	JNS Trucking, Inc.	650 BBLS SWD	$812.50
11/22/2013	217036	James Oil Well Service, Inc.	RAISE RODS STEP	$297.50
11/22/2013	217036	James Oil Well Service, Inc.	HOOK UP FLOWLINE &	$3,965.63
11/22/2013	217037	James P. Hill Distributor Inc.	MOTOR OIL FOR ALL	$644.99
11/22/2013	217038	Jerry M. Cluck	ANSWERING SERVICE	$162.38

MOR-50

All Disbursements for the Current Reporting Month

Check Date	Check No	Vendor Name	Description	Transaction Amt on Check
11/22/2013	217039	Lufkin Industries	SOFTWARE LICENSE	$1,158.60
11/22/2013	217040	MCKENZIE ELECTRIC	09/30-10/31	$4,816.53
11/22/2013	217041	McJunkin Red Man Corporation	2000# CS B VLV THD	$95.25
11/22/2013	217042	Mclain-Chitwood Office Prods	OFFICE SUPPLIES	$59.96
11/22/2013	217043	Michael L. Young	OSU ACCTG	$465.00
11/22/2013	217044	Mimecast North America, Inc.	UEM ENTERPRISE,	$1,300.00
11/22/2013	217045	Oklahoma Office Systems, LLC	INK CARTRIDGES	$68.28
11/22/2013	217046	Opportune LLP	RESTRUCTURING	$125,679.04
11/22/2013	217047	Panola-Harrison Electric	ELECTRIC	$10,493.61
11/22/2013	217048	Phillip L. Lakin	3D INSPECTION -	$12,625.00
11/22/2013	217049	Phillip Willits	AAPL JOA 82 & 89 +	$304.90
11/22/2013	217050	Professional Development	OIL & GAS REVENUE	$650.00
11/22/2013	217051	QUINN PUMPS NORTH DAKOTA, INC.	REPAIR PUMP	$2,635.27
11/22/2013	217052	REGUS MANAGEMENT GROUP LLC	OFFICE RENT DEC 2013	$2,983.16
11/22/2013	217052	REGUS MANAGEMENT GROUP LLC	DIRECT DEBIT	$4.40
11/22/2013	217053	Railroad Commission Of Texas	2014 P-5 ANNUAL	$2,500.00
11/22/2013	217054	Randy Williams	SODA POP	$86.80
11/22/2013	217055	SBG GRASSY BUTTE LLC	HAUL PRODUCTION	$3,796.50
11/22/2013	217056	SBG GREEN RIVER, LLC	HAUL PRODUCTION	$1,401.75
11/22/2013	217057	SCOTT WALLACE	MEALS	$65.14
11/22/2013	217057	SCOTT WALLACE	HOTEL &	$422.66
11/22/2013	217057	SCOTT WALLACE	CPE COURSES	$258.00
11/22/2013	217058	SIGMA CUBED, INC.	FRAC DESIGN -	$5,400.00
11/22/2013	217059	SUPER HEATERS OF NORTH DAKOTA,	THAW FROZEN	$25,032.00
11/22/2013	217060	Shred-It USA - Denver	SHREDDING	$103.06
11/22/2013	217061	Strategic Solutions Group, Inc	CONTINGENCY FEE	$508.69
11/22/2013	217062	Superb Services	REMOVE SURFACE	$4,300.00
11/22/2013	217062	Superb Services	REPAIR FIREWALL	$560.00
11/22/2013	217063	The Lincoln National Life	Insurance	$4,342.65

MOR-51

All Disbursements for the Current Reporting Month

Check Date	Check No	Vendor Name	Description	Transaction Amt on Check
11/22/2013	217064	Toledo Automotive Supply, Inc.	VEHICLE	$33.51
11/22/2013	217065	Tres Management Inc.	ENGINEERING	$15,753.96
11/22/2013	217066	U.S. Bank	Legal Fees	$20,866.98
11/22/2013	217067	United Parcel Service, Inc.	POSTAGE	$117.34
11/5/2013	WT2417	Oil States Energy Services LLC	STAGE TOOL RENTAL	$87,060.53
11/5/2013	WT2418	PYRAMID TUBULAR PRODUCTS, L.P.	107 JNTS 10,500'	$132,451.50
11/5/2013	WT2419	Casedhole Solutions, Inc.	FRAC	$338,100.00
11/5/2013	WT2420	Nationwide Trust Company	401(k) - EE	$11,924.96
11/5/2013	WT2420	Nationwide Trust Company	401(k) - ER	$7,138.65
11/5/2013	WT2420	Nationwide Trust Company	401(k) - LOANS	$836.71
11/5/2013	WT2421	Nationwide Trust Company	401(k) - EE	$1,753.15
11/5/2013	WT2421	Nationwide Trust Company	401(k) - ER	$1,388.53
11/5/2013	WT2421	Nationwide Trust Company	401(k) - .LOANS	$177.35
11/6/2013	WT2422	Baker Hughes Oilfield Operatio	Field Rental	$66,373.65
11/6/2013	WT2423	Blue Cross Blue Shield Of Okla	NOV 2013 - MEDICAL	$59,437.17
11/6/2013	WT2424	Delta Dental Of Oklahoma	NOV 2013 - DENTAL	$6,258.14
11/6/2013	WT2425	Blue Cross Blue Shield Of Okla	NOV 2013 - MEDICAL	$4,830.52
11/6/2013	WT2426	Endeavor Pipeline Inc.	LESS I/C FUNDING	$56,051.53
11/7/2013	WT2428	East Texas Exploration, LLC	SEPT 2013 SKIM OIL	$57,958.17
11/7/2013	WT2429	Key Energy Services, Inc.	FRAC STACK & FRAC	$52,827.50
11/7/2013	WT2430	AFLAC, Inc.	INSURANCE	$2,394.02
11/7/2013	WT2431	Vision Servies Plan, Inc., OK	INSURANCE	$843.72
11/12/2013	WT2432	Missouri Valley Petroleum	PC HYDREX AW 32	$2,835.57
11/12/2013	WT2432	Missouri Valley Petroleum	373 GAL DIESEL	$1,421.27
11/12/2013	WT2432	Missouri Valley Petroleum	280 GAL DIESEL	$1,066.91

MOR-52

All Disbursements for the Current Reporting Month

Check Date	Check No	Vendor Name	Description	Transaction Amt on Check
11/12/2013	WT2432	Missouri Valley Petroleum	302 GAL PROPANE	$478.10
11/12/2013	WT2432	Missouri Valley Petroleum	433 GAL DIESEL	$1,655.14
11/12/2013	WT2432	Missouri Valley Petroleum	316 GAL DIESEL	$1,207.91
11/12/2013	WT2432	Missouri Valley Petroleum	273 GAL DIESEL	$2,087.08
11/12/2013	WT2432	Missouri Valley Petroleum	350 GAL DIESEL	$1,337.87
11/12/2013	WT2432	Missouri Valley Petroleum	349 GAL DIESEL	$1,329.82
11/12/2013	WT2432	Missouri Valley Petroleum	228 GAL DIESEL	$1,737.54
11/12/2013	WT2432	Missouri Valley Petroleum	PC DURON 10W 54.2	$706.82
11/12/2013	WT2432	Missouri Valley Petroleum	DIESEL TREAT	$178.46
11/13/2013	WT2433	Paylocity	Payroll Taxes	$50,309.72
11/13/2013	WT2434	Paylocity	Payroll Deposit	$129,655.36
11/13/2013	WT2435	George S. Newton & Assoc., Inc	INSURANCE	$1,922.59
11/13/2013	WT2436	Ameriflex Business Solutions	INSURANCE	$81.40
11/19/2013	WT2443	R360 ENVIRONMENTAL SOLUTIONS	FRAC SAND DISPOSAL	$3,122.38
11/19/2013	WT2444	Key Energy Services, Inc.	FRAC STACK & FRAC	$52,827.50
11/19/2013	WT2445	Nationwide Trust Company	401(k) - EE	$12,856.73
11/19/2013	WT2445	Nationwide Trust Company	401(k) - ER	$6,268.33
11/19/2013	WT2445	Nationwide Trust Company	401(k) - LOANS	$836.71
11/19/2013	WT2446	Nationwide Trust Company	401(k) - EE	$1,752.80
11/19/2013	WT2446	Nationwide Trust Company	401(k) - ER	$1,388.18
11/19/2013	WT2446	Nationwide Trust Company	401(k) - LOANS	$177.35
11/19/2013	WT2447	Texas State Comptroller	SEVERANCE TAXES -	$2,311.80
11/19/2013	WT2448	Texas State Comptroller	SEVERANCE TAXES -	$38.51
11/19/2013	WT2449	ONRR - Royalty	Interest penalty on royalty	$1,819.98
11/20/2013	WT2450	Baker Hughes Oilfield Operatio	Z38 RENTAL	$17,116.56

MOR-53

All Disbursements for the Current Reporting Month

Check Date	Check No	Vendor Name	Description	Transaction Amt on Check
11/21/2013	WT2451	Baker Hughes Oilfield Operatio	20' BULLET SEAL ASSY	$36,090.80
11/22/2013	WT2452	Cameron International Group	11" 5K X 7" 5K	$10,000.00
11/26/2013	WT2459	Capital One Bank, NA Trustee	ANALYSIS SERVICE	$1,299.22
11/26/2013	WT2460	Paylocity	Payroll Taxes	$65,357.50
11/26/2013	WT2461	Paylocity	Payroll Deposit	$157,572.93
11/26/2013	WT2462	George S. Newton & Assoc., Inc	INSURANCE	$1,184.29
11/27/2013	WT2463	CANTOR FITZGERALD SECURITIES	MONTHLY AGENCY FEES	$15,000.00
11/27/2013	WT2464	C&J Spec-Rent Services, Inc.	2" COILED TUBING	$123,833.24
11/27/2013	WT2464	C&J Spec-Rent Services, Inc.	THRU TUBING SERVICE	$30,071.76
11/29/2013	WT2465	CANTOR FITZGERALD SECURITIES	FUNDED AMOUNT	$143,333.33
11/29/2013	WT2465	CANTOR FITZGERALD SECURITIES	UNUSED FEES	$340,000.00
11/29/2013	WT2466	Endeavor Gas Gathering	REVERSE ESTIMATED	$(185,783.20)
11/29/2013	WT2466	Endeavor Gas Gathering	ESTIMATED 10/13	$187,024.54
11/29/2013	WT2466	Endeavor Gas Gathering	ACTUAL 09/13	$185,894.67
11/29/2013	WT2466	Endeavor Gas Gathering	REIMBURSE 10/13	$(25,193.95)
11/29/2013	WT2468	TECHNOLOGY VENTURES HOLDINGS	WORK ON THE	$100,000.00
11/6/2013	XFER	Endeavor Pipeline Inc	Intercompany Reimbursement	$729,658.39
11/15/2013	Wire	Texas State Comptroller	Royalty Payment	$1,334.97
11/15/2013	See list below	Revenue Check Run	3rd party Revenue Payments	$962,668.64
				$8,492,950.44

Revenue Checks Paid to royalty and working interest owners for the Current Reporting Month
PAYEE	DATE	NUMBER	AMOUNT
Caren Harvey Prothro	11/15/2013	547664	$410.95
Thomas C. Brown	11/15/2013	547665	$11.08
Amy G. Key aka Amy Key Keith	11/15/2013	547666	$224.09
BG US Production Company, LLC	11/15/2013	547667	$2,744.56
Whiting Oil and Gas Corporatn	11/15/2013	547668	$12,525.76

MOR-54

All Disbursements for the Current Reporting Month

Revenue Checks Paid to royalty and working interest owners for the Current Reporting Month
PAYEE	DATE	NUMBER	AMOUNT
Marvin J. Masset	11/15/2013	547669	$342.65
Peter Masset	11/15/2013	547670	$342.65
MBI Oil & Gas, LLC	11/15/2013	547671	$1,899.51
(Mary) Joyce V. Wainwright	11/15/2013	546784	$4,517.59
2009 Horton Family Trust	11/15/2013	546785	$497.11
A.G.S. Limited Partnership	11/15/2013	546786	$72.49
ABO Petroleum Corporation	11/15/2013	546787	$7,379.36
Adam Wayne Verhalen	11/15/2013	546788	$147.66
Adious Manning	11/15/2013	546789	$91.19
Agious Manning III	11/15/2013	546790	$100.31
Agnes M. Verhalen	11/15/2013	546791	$3,006.9
Alan M. Villiers	11/15/2013	546792	$323.67
Albert James Williams	11/15/2013	546793	$198.12
Albert Williams	11/15/2013	546794	$143.08
Alfred Cameron Mitchell	11/15/2013	546795	$576.9
Alfred F. Daech	11/15/2013	546796	$149.45
Alprentice Calvin	11/15/2013	546797	$64.44
Alton Leroy Richardson	11/15/2013	546798	$149.93
Amber H. Shaw	11/15/2013	546799	$60.26
Amy Dittman	11/15/2013	546800	$477.79
Amy Dreyer Blake	11/15/2013	546801	$244.1
Amy P. Evoniuk	11/15/2013	546802	$970.84
Andrew L. Beyer	11/15/2013	546803	$226.27
Angela Linburg	11/15/2013	546804	$397.89
Ann Brown Shanks	11/15/2013	546805	$1,193.67
Ann E. Rucker	11/15/2013	546806	$1,173.82
Annette Luedecke	11/15/2013	546807	$285.8
Annie Mae Green Sheppard	11/15/2013	546808	$113.28
Annie R. Lane Fisher	11/15/2013	546809	$55.77
Anton & Myrtle C. Kapus	11/15/2013	546810	$354.78
Apex Royalties, Inc.	11/15/2013	546811	$350.01
Arkoma Bakken, LLC	11/15/2013	546812	$6,309.92
Atkins Minerals, LLC	11/15/2013	546813	$1,068.75
Atkins, Ltd. LLC	11/15/2013	546814	$5,252.87
Avery Thomas	11/15/2013	546815	$58.71
BHCH Mineral, Ltd.	11/15/2013	546816	$377.23
BP America Production Company	11/15/2013	546817	$4,729.01
BR Royalty LLC	11/15/2013	546818	$1,257.6
Babbit Family Partnership, Ltd	11/15/2013	546819	$10,840.42

MOR-55

All Disbursements for the Current Reporting Month

Revenue Checks Paid to royalty and working interest owners for the Current Reporting Month
PAYEE	DATE	NUMBER	AMOUNT
Bakken HBT, LP	11/15/2013	546820	$1,665.15
Barbara Hauck, Indiv/Heir	11/15/2013	546821	$83.06
Barbara L. Verhalen Appleby	11/15/2013	546822	$4,517.59
Barbara Steeg Midlo	11/15/2013	546823	$529.32
Barbara W. Sorenson Rev. Trust	11/15/2013	546824	$364.08
Barbara Young Thompson	11/15/2013	546825	$58.71
Benigene Hart	11/15/2013	546826	$155.63
Benjamin Lange and Beth Lange	11/15/2013	546827	$3,463.5
Bennie Jewell Shaw Taylor	11/15/2013	546828	$56.65
Betty F. Hester	11/15/2013	546829	$50.01
Betty Lou Young	11/15/2013	546830	$54.56
Betty Verhalen	11/15/2013	546831	$4,813.62
Beverly A. Hasdorff	11/15/2013	546832	$105.71
Big Sky Mineral Trust	11/15/2013	546833	$68.59
Billy Williams	11/15/2013	546834	$143.08
Black Mountain Royalty I	11/15/2013	546835	$62.19
Black Stone Minerals Co., LP	11/15/2013	546836	$3,885.41
Bob Perkins, Jr.	11/15/2013	546837	$83.82
Bobby Joe Cooks, Jr.	11/15/2013	546838	$52.91
Bonnie G. Smith	11/15/2013	546839	$91.19
Brenda Hayner Moon	11/15/2013	546840	$6,743.15
Brenda Manning Everitt	11/15/2013	546841	$83.85
Brenda Russell Williams	11/15/2013	546842	$838.29
Brendon Blincoe	11/15/2013	546843	$232.98
Bresco, Inc.	11/15/2013	546844	$373.62
Brett C. Barton	11/15/2013	546845	$126.45
Burlington Resources Oil & Gas	11/15/2013	546846	$56,094.03
Cal Farley's Boys Ranch	11/15/2013	546847	$2,029.59
Canadian Kenwood Company	11/15/2013	546848	$1,081.17
Carl Marks	11/15/2013	546849	$147.28
Carmona Johnston	11/15/2013	546850	$756.87
Carol Ann Hirsch Freirich	11/15/2013	546851	$116.5
Carol Layman	11/15/2013	546852	$209.19
Carolyn F. Underwood	11/15/2013	546853	$213.23
Carolyn Verhalen	11/15/2013	546854	$391.24
Carolyn Williams	11/15/2013	546855	$143.08
Carter Wooten Rountree	11/15/2013	546856	$236.52
Cecil I & Georgine A Murray	11/15/2013	546857	$8,404.06
Chadwick T. Crist	11/15/2013	546858	$756.87

MOR-56

All Disbursements for the Current Reporting Month

Revenue Checks Paid to royalty and working interest owners for the Current Reporting Month
PAYEE	DATE	NUMBER	AMOUNT
Charlene K. Williams	11/15/2013	546859	$2,805.45
Charles E. Denson, Sr.	11/15/2013	546860	$314.33
Charles Walker	11/15/2013	546861	$56.63
Charles Williams	11/15/2013	546862	$143.08
Chazneca Simington	11/15/2013	546863	$65.23
China Galland aka	11/15/2013	546864	$430.37
Choctaw Energy Ltd.	11/15/2013	546865	$95.95
Christopher J. Evoniuk	11/15/2013	546866	$2,385.04
Christopher Lance Walters	11/15/2013	546867	$430.37
Christopher Wahus	11/15/2013	546868	$106.57
Clara Hughes	11/15/2013	546869	$58.08
Clarence Sneed	11/15/2013	546870	$58.08
Clark Interests, L.L.C.	11/15/2013	546871	$1,367.79
Clark Nolan Turney And	11/15/2013	546872	$3,776.73
Claud Pope Lane	11/15/2013	546873	$65.24
Claude Brooks	11/15/2013	546874	$83.82
Collin Serhienko	11/15/2013	546875	$736.76
Collins C. Diboll Pvt. Fndn.	11/15/2013	546876	$8,014.63
Connie Raylene Brooks	11/15/2013	546877	$479.19
Connie Schaper	11/15/2013	546878	$736.76
Continental Resources, Inc.	11/15/2013	546879	$6,739.46
Coronado Resources LP	11/15/2013	546880	$401.99
Cowden Capital Investments LP	11/15/2013	546881	$166.72
Craig F. Anderson	11/15/2013	546882	$189.43
Cynthia Cavness Williams	11/15/2013	546883	$70.73
D.J. Stuber Land & Royalty Tr	11/15/2013	546884	$224.89
Dale G. Evoniuk	11/15/2013	546885	$1,500.36
Dale Lawrence Harvey	11/15/2013	546886	$410.95
Dale Williston Minerals	11/15/2013	546887	$489.08
Dana D. Reaud c/o	11/15/2013	546888	$61.92
Daniel Wayne Williams	11/15/2013	546889	$66.34
Danna Kaye Foster Robins	11/15/2013	546890	$80.23
Danny Ray Sasser	11/15/2013	546891	$334.29
David & Eura Wallace Living Tr	11/15/2013	546892	$618.99
David Bernard Leffall	11/15/2013	546893	$84.54
David Wahus	11/15/2013	546894	$221.01
Dean & Gail Gudahl Trust	11/15/2013	546895	$290.03
Dean George Murray	11/15/2013	546896	$390
Dean Hartman	11/15/2013	546897	$1,168.27

MOR-57

All Disbursements for the Current Reporting Month

Revenue Checks Paid to royalty and working interest owners for the Current Reporting Month
PAYEE	DATE	NUMBER	AMOUNT
Denver and Mary Thompson	11/15/2013	546898	$10,406.38
Despot Land Company	11/15/2013	546899	$704.18
Diane Verhalen	11/15/2013	546900	$147.67
Dianne Glovatsky	11/15/2013	546901	$213.24
Dianne Mann	11/15/2013	546902	$497.15
Dianne N. Hancock & J. Wayne	11/15/2013	546903	$227.45
Dickinson St Univ Foundation	11/15/2013	546904	$209.19
Doll McGee & Dollie Currie, JT	11/15/2013	546905	$52.28
Dolores A. Tibiletti	11/15/2013	546906	$285.8
Dolores George Lavigne	11/15/2013	546907	$4,218.89
Dolph Crawley	11/15/2013	546908	$155.63
Don Trotter, et ux	11/15/2013	546909	$101.13
Donald Earle Hudson II	11/15/2013	546910	$60.69
Donald Q. Powell	11/15/2013	546911	$232.52
Donald Wahus	11/15/2013	546912	$883.92
Donna Black	11/15/2013	546913	$497.14
Donna Marie Long	11/15/2013	546914	$52.31
Donna Shell	11/15/2013	546915	$70.62
Dorothy & Philip Jones	11/15/2013	546916	$958.38
Dorothy Nell Taylor	11/15/2013	546917	$83.82
Dorothy Swanson	11/15/2013	546918	$83.82
Dorsett Investment Trust	11/15/2013	546919	$373.80
Dunver Limited Partnership	11/15/2013	546920	$2,214.53
Dwayne McLane	11/15/2013	546921	$55.99
Eckard Global, LLC	11/15/2013	546922	$791.44
Ed Don Jensen	11/15/2013	546923	$276.24
Edgar B. Lincoln	11/15/2013	546924	$1,392.37
Edward M&Barbara L Anheluk	11/15/2013	546925	$185.8
Elaine Marie Mayer	11/15/2013	546926	$285.8
Elaine Woodley Harris	11/15/2013	546927	$35,848.96
Elihue Williams, III	11/15/2013	546928	$59.99
Elizabeth Beasley Ingrish	11/15/2013	546929	$82.2
Elizabeth Fillmore	11/15/2013	546930	$58.71
Elizabeth J. Vidal Rev Trust	11/15/2013	546931	$51.43
Elizabeth M. Richter-Chamrad &	11/15/2013	546932	$587.22
Ella Mae & Thomas P.	11/15/2013	546933	$331.46
Elvy Pharr Callies	11/15/2013	546934	$838.29
Emil A. Anheluk	11/15/2013	546935	$77.43
Emily Bradbury	11/15/2013	546936	$1,473.55

MOR-58

All Disbursements for the Current Reporting Month

Revenue Checks Paid to royalty and working interest owners for the Current Reporting Month
PAYEE	DATE	NUMBER	AMOUNT
Emma Prokop	11/15/2013	546937	$958.37
Energy Properties Limited	11/15/2013	546938	$399.97
Eric L McCarty	11/15/2013	546939	$50.01
Erma C. Williams	11/15/2013	546940	$803.72
Ernest & Karla Akovenko	11/15/2013	546941	$958.38
Ernest F. Smith Test. Trust	11/15/2013	546942	$364.16
Ernest Lane	11/15/2013	546943	$87.7
Ethel Estvold Beckman	11/15/2013	546944	$1,392.4
Ethel Mae Harvey	11/15/2013	546945	$139.73
Etheldra A. Turner	11/15/2013	546946	$52.99
Eugene B. Harvey Jr.	11/15/2013	546947	$411.19
Eugene Williams, Jr.	11/15/2013	546948	$71.56
Eura Lee Caveness, Jr.	11/15/2013	546949	$56.6
Evelyn J. Allram	11/15/2013	546950	$331.46
Evelyn Warren	11/15/2013	546951	$324.1
FIG 2013 Drilling and	11/15/2013	546952	$7,394.14
Faison Heathman Smith IV	11/15/2013	546953	$576.12
Farrah Elise Fults Dolbey	11/15/2013	546954	$1,123.85
Faye Denson Watson	11/15/2013	546955	$314.33
Faye Lawler	11/15/2013	546956	$209.19
Fedora Family Mineral Trust	11/15/2013	546957	$276.25
Fergus & Elizabeth Nelson	11/15/2013	546958	$1,238
First National Company	11/15/2013	546959	$56.74
Fleshia Taylor	11/15/2013	546960	$72.93
Florence Rose Hardy	11/15/2013	546961	$162.19
Francis Paul Cullum	11/15/2013	546962	$3,278.14
Frank McMillin Wooten	11/15/2013	546963	$236.52
Frankie Jackson Nunley	11/15/2013	546964	$85.22
Frankie M.S. Williams Rev LT	11/15/2013	546965	$365.68
Fred D. Overman	11/15/2013	546966	$391.47
Frederick James	11/15/2013	546967	$55.82
Frederick L. Alexander	11/15/2013	546968	$1,366.74
Gadeco, LLC	11/15/2013	546969	$3,077.79
Gail E. Freeman Bartholomew	11/15/2013	546970	$65.16
Gartrell Letroy Dixon	11/15/2013	546971	$66.67
Gary Glovatsky	11/15/2013	546972	$3,086.84
Gary Kornegay	11/15/2013	546973	$189.43
Gayle Hershberger	11/15/2013	546974	$495.84
Gayle Yvonne Riggs And	11/15/2013	546975	$3,776.7

MOR-59

All Disbursements for the Current Reporting Month

Revenue Checks Paid to royalty and working interest owners for the Current Reporting Month
PAYEE	DATE	NUMBER	AMOUNT
Generations Partnership	11/15/2013	546976	$8,406.4
George P. Denson	11/15/2013	546977	$314.33
Georgia Sanders Johnson	11/15/2013	546978	$209.59
Geraldine Piatt Redditt	11/15/2013	546979	$55.02
Gina Harrell	11/15/2013	546980	$71.56
Gladys M. Ottey	11/15/2013	546981	$1,003.17
Glenn J. Nichenko	11/15/2013	546982	$491.19
Glenn Leray Johnson	11/15/2013	546983	$63.21
Good Shepherds Royalty Trust	11/15/2013	546984	$224.59
Hallard Green	11/15/2013	546985	$58.08
Harold Lawrence & Vanice	11/15/2013	546986	$152.68
Harold Williams	11/15/2013	546987	$255.62
Harry R. Freyer	11/15/2013	546988	$980.54
Heidi C. Barton	11/15/2013	546989	$126.45
Henry Hunsicker Family, LLC	11/15/2013	546990	$442.88
Henry McCarver	11/15/2013	546991	$210.84
Hess Corporation	11/15/2013	546992	$13,908.5
Holly Beyersmith	11/15/2013	546993	$226.27
Homer T. Williams	11/15/2013	546994	$143.08
Howard Lange	11/15/2013	546995	$3,476.27
Hugh Coleman Quarles, Jr.	11/15/2013	546996	$68.76
Hunt Oil Company	11/15/2013	546997	$400.86
Iowa Holding Company,	11/15/2013	546998	$2,317.32
J. B. Wilson	11/15/2013	546999	$226.38
J. Bennett Johnston, Jr.	11/15/2013	547000	$441.74
J. D. Manning	11/15/2013	547001	$102.51
J. G. & Charlotte C. Thomas	11/15/2013	547002	$2,014.64
J. Tracy Fults, Trustee	11/15/2013	547003	$3,353.65
J.E. Bragg, Jr. and	11/15/2013	547004	$159.2
JD Minerals	11/15/2013	547005	$58.78
JJS Working Interests LLC	11/15/2013	547006	$122.65
Jack & Lorene Akovenko	11/15/2013	547007	$958.37
Jack Allen Perkins	11/15/2013	547008	$83.82
Jacqueline Robinson	11/15/2013	547009	$143.08
James B. Crawley Rev. Trust	11/15/2013	547010	$103.79
James B. Haynes, Jr.	11/15/2013	547011	$2,108.59
James Brandon Cullum	11/15/2013	547012	$3,680.83
James C. Abercrombie	11/15/2013	547013	$109.65
James Cooks	11/15/2013	547014	$52.91

MOR-60

All Disbursements for the Current Reporting Month

Revenue Checks Paid to royalty and working interest owners for the Current Reporting Month
PAYEE	DATE	NUMBER	AMOUNT
James E. Manning	11/15/2013	547015	$91.19
James E. Roberson	11/15/2013	547016	$83.16
James Earl Perkins	11/15/2013	547017	$83.82
James Edward Finley, Sr.	11/15/2013	547018	$162.18
James Ford Harvey	11/15/2013	547019	$411.2
James G. Sansing	11/15/2013	547020	$192.66
James L & Elva Lou Johnston	11/15/2013	547021	$3,504.8
James Stewart Thigpen	11/15/2013	547022	$464.13
Jane D. Harvey Parker	11/15/2013	547023	$410.94
Janet L. Higgins-Jerry	11/15/2013	547024	$213.23
Janice Gipson	11/15/2013	547025	$100.31
Janice M. Brooks	11/15/2013	547026	$83.82
Jarvis Dixon	11/15/2013	547027	$66.67
Jasmine Simington	11/15/2013	547028	$65.23
Jason Wahus	11/15/2013	547029	$106.57
Jeanie H. Westmoreland	11/15/2013	547030	$1,501.78
Jeanne Williams Thompkins	11/15/2013	547031	$58.45
Jeffrey Green	11/15/2013	547032	$205.16
Jennifer M. Jeffers	11/15/2013	547033	$2,578.99
Jenny V. Stinson	11/15/2013	547034	$442.9
Jerolene Shaw	11/15/2013	547035	$60.26
Jerry Sansing	11/15/2013	547036	$184.3
Jessica Jaye Hudson	11/15/2013	547037	$60.69
Jessie Anderson	11/15/2013	547038	$83.85
Jessie Brooks	11/15/2013	547039	$83.82
Jim Dixon, Jr.	11/15/2013	547040	$139.73
Jo Ann Fults Scott	11/15/2013	547041	$2,217.20
Jo Anne Dixon	11/15/2013	547042	$143.08
Joe And Robin Pollani	11/15/2013	547043	$433.11
Joe William Cisco, Sr. And	11/15/2013	547044	$51.87
Joel R. Kay	11/15/2013	547045	$232.98
John B. Verhalen	11/15/2013	547046	$1,173.84
John H. Denson, Sr.	11/15/2013	547047	$314.33
John L. Beyer, III	11/15/2013	547048	$226.27
John Mark Blocker	11/15/2013	547049	$503.80
John Ralph James	11/15/2013	547050	$2,899.04
John Stewart Harvey	11/15/2013	547051	$410.94
John W. Mayer	11/15/2013	547052	$285.8
John Wesley Manning, Jr.	11/15/2013	547053	$370.3

MOR-61

All Disbursements for the Current Reporting Month

Revenue Checks Paid to royalty and working interest owners for the Current Reporting Month
PAYEE	DATE	NUMBER	AMOUNT
John and Louise Dutchuk	11/15/2013	547054	$808.69
Johnetta Butler Johnson	11/15/2013	547055	$66.39
Johnetta Frazier	11/15/2013	547056	$58.71
Johnny Ray Williams	11/15/2013	547057	$143.08
Jon A. Kay	11/15/2013	547058	$232.98
Joy Reeves Manley	11/15/2013	547059	$480.82
Joyce Jeter	11/15/2013	547060	$587.37
Joyce Kostenko	11/15/2013	547061	$152.68
Joyfull Leffall Short	11/15/2013	547062	$84.54
Juanita (Happy) Wadlington	11/15/2013	547063	$75.13
Judith Rosemarie & Carlos	11/15/2013	547064	$64.93
Judy Gallagher Durham	11/15/2013	547065	$503.84
Judy Harris	11/15/2013	547066	$1,703.77
Judy Rae Fults	11/15/2013	547067	$1,123.85
Kameshia Calvin	11/15/2013	547068	$64.44
Karen Ann Elwood Jeans	11/15/2013	547069	$97.8
Karen D. Fritschi	11/15/2013	547070	$3,371.51
Karen K. Green	11/15/2013	547071	$232.98
Kasimer R. Schmalz	11/15/2013	547072	$435
Katherine Rae Verhalen Maun	11/15/2013	547073	$2,259.41
Kathryn Ann Munson	11/15/2013	547074	$479.19
Kathy Lynne Elwood McDaniel	11/15/2013	547075	$97.8
Kayla Smith	11/15/2013	547076	$191.07
Kelly D. Robinson, Rev Lvg	11/15/2013	547077	$400.86
Kenneth D. Allen	11/15/2013	547078	$32,861.69
Kenneth M. Mayer	11/15/2013	547079	$285.8
Kevin & Sonya Hartman	11/15/2013	547080	$1,168.27
Kevin Anderson	11/15/2013	547081	$189.43
Kimbley McGee Lee	11/15/2013	547082	$63.5
Kirby L. Dasinger &	11/15/2013	547083	$115.1
Knapp Oil Corporation	11/15/2013	547084	$595.31
Kodiak Oil & Gas (USA) Inc.	11/15/2013	547085	$37,305.15
Kresha Collier Lane	11/15/2013	547086	$87.7
Lamar Rase	11/15/2013	547087	$209.19
Larry V. Tucker	11/15/2013	547088	$335.98
Laura Ann Holman And	11/15/2013	547089	$3,776.73
Lavert Williams	11/15/2013	547090	$255.61
Le'Andrea Simington	11/15/2013	547091	$65.23
Lekita Haggerty	11/15/2013	547092	$58.08

MOR-62

All Disbursements for the Current Reporting Month

Revenue Checks Paid to royalty and working interest owners for the Current Reporting Month
PAYEE	DATE	NUMBER	AMOUNT
Lela Mae Shaw Davis	11/15/2013	547093	$56.65
Lena Mae Manning Scott	11/15/2013	547094	$100.32
Leo Williams, Jr.	11/15/2013	547095	$243.06
Leon E. Wosika	11/15/2013	547096	$53.96
Leonard W. Nichenko	11/15/2013	547097	$479.19
Leslie Crawley Schoenfeld	11/15/2013	547098	$310.05
Linda Carol Johnson Macon	11/15/2013	547099	$63.21
Linda Robinson Clark	11/15/2013	547100	$55.77
Lizzie Lefall Moore	11/15/2013	547101	$743.25
Lochridge Minerals LLC	11/15/2013	547102	$3,494.88
Logan Resources, LLC	11/15/2013	547103	$341.01
Lois Jean Hirsch Luskey	11/15/2013	547104	$116.5
Long Properties Trust	11/15/2013	547105	$18,058.05
Loretta Akovenko	11/15/2013	547106	$958.38
Lou Ann Terry	11/15/2013	547107	$397.89
Lucia R. Kendrick	11/15/2013	547108	$909.59
Lynda Nelson (Kostenko)	11/15/2013	547109	$76.34
Lynda R. Verhalen Applebaum	11/15/2013	547110	$1,173.86
MAP2009-OK	11/15/2013	547111	$774.41
MBI Royalties, LLC	11/15/2013	547112	$170.26
MCCH, L.L.C.	11/15/2013	547113	$1,367.77
MCGR Operating Company, Inc.	11/15/2013	547114	$286.9
Marcia Jannenga	11/15/2013	547115	$213.24
Marco Minerals	11/15/2013	547116	$948.4
Margaret F. Marczuk	11/15/2013	547117	$98.34
Margaret FJ Harvey	11/15/2013	547118	$209.59
Margaret McCarty Hamilton	11/15/2013	547119	$50.01
Marion Steeg Bustamante	11/15/2013	547120	$529.3
Marjorie Dale Owen	11/15/2013	547121	$1,394.55
Marjorie Evoniuk, a widow &	11/15/2013	547122	$3,000.78
Mark Verhalen	11/15/2013	547123	$191.27
Marquis Dewayne Shelton	11/15/2013	547124	$70
Mary Anne Crawley Convis, TTEE	11/15/2013	547125	$103.79
Mary Black Sanders	11/15/2013	547126	$449.75
Mary Elizabeth Graves	11/15/2013	547127	$162.18
Mary Margaret Verhalen Scott	11/15/2013	547128	$2,259.41
Mary W. Williams	11/15/2013	547129	$56.63
Maurice Caveness	11/15/2013	547130	$72.87
Maxine Hawes	11/15/2013	547131	$285.80

MOR-63

All Disbursements for the Current Reporting Month

Revenue Checks Paid to royalty and working interest owners for the Current Reporting Month
PAYEE	DATE	NUMBER	AMOUNT
Michael Davis	11/15/2013	547132	$255.62
Michael Dreyer	11/15/2013	547133	$244.1
Michael E. Warwick	11/15/2013	547134	$70.62
Michael John Boggs	11/15/2013	547135	$64.93
Michael Marczuk, Indiv/Heir	11/15/2013	547136	$78.7
Michael Shaw	11/15/2013	547137	$7,193.19
Michael W. Hirsch	11/15/2013	547138	$58.25
Micheal Earl Manning	11/15/2013	547139	$51.29
Milton Glovatsky (WI)	11/15/2013	547140	$361.33
Mitchell Dreyer	11/15/2013	547141	$244.08
Monad Werner, LLC	11/15/2013	547142	$1,053.41
Monica Dixon Wallican	11/15/2013	547143	$87.69
Monte Sandvick and	11/15/2013	547144	$159.2
Monte Zakopayko	11/15/2013	547145	$982.37
Myco Industries, Inc.	11/15/2013	547146	$290.47
Myron B. Marks	11/15/2013	547147	$915.89
Myrtle May Gudahl	11/15/2013	547148	$257.81
Nancy Cerroni	11/15/2013	547149	$209.19
Nancy E. Davis	11/15/2013	547150	$104.22
Nancy Franklyn Beyer Trust,	11/15/2013	547151	$223.44
Nancy Powers	11/15/2013	547152	$497.14
Nancy Ruth Thigpen Brown	11/15/2013	547153	$464.13
Nancy Wilson	11/15/2013	547154	$121.38
Nannette Green Davis	11/15/2013	547155	$54.99
Neal B. Anderson	11/15/2013	547156	$189.43
Neil W. Mohr and Judith A.	11/15/2013	547157	$152.68
Neva Nell Riney	11/15/2013	547158	$75.13
Nisku Royalty, LP	11/15/2013	547159	$194.07
Nortex Corporation	11/15/2013	547160	$1,719.58
O.J. Holt, Jr. And Diane Holt	11/15/2013	547161	$6,049.66
ONRR - Royalty	11/15/2013	547162	$8,159.47
Oil Field Girls, Ltd.	11/15/2013	547163	$523.65
Olevia Cavness	11/15/2013	547164	$70.73
Orestus Cavness Jr.	11/15/2013	547165	$70.73
Orville M. Erickson	11/15/2013	547166	$3,628.08
Otis Cooks	11/15/2013	547167	$52.91
Pamela J. Hartwig	11/15/2013	547168	$1,323.87
Patricia A. Mayer	11/15/2013	547169	$5,684.82
Patricia Ann Pendleton Reed	11/15/2013	547170	$149.93

MOR-64

All Disbursements for the Current Reporting Month

Revenue Checks Paid to royalty and working interest owners for the Current Reporting Month
PAYEE	DATE	NUMBER	AMOUNT
Patricia Emily Horridge	11/15/2013	547171	$365.03
Patricia Willams Pullins	11/15/2013	547172	$58.45
Peggie Nell Manning	11/15/2013	547173	$50.20
Penny Star Cox	11/15/2013	547174	$77.88
Peter C. Coggeshall, Jr.	11/15/2013	547175	$386.18
Phillip Mandel	11/15/2013	547176	$217.49
Phyllis Yvonne Tucker	11/15/2013	547177	$83.82
Pittsburgh Corporation Inc.	11/15/2013	547178	$11,486.92
Preston Exploration	11/15/2013	547179	$61.53
QPC 3, LP	11/15/2013	547180	$683.35
Quenion Thomas	11/15/2013	547181	$58.71
RCPTX, LTD.	11/15/2013	547182	$53.96
Ralph O. Harvey, III	11/15/2013	547183	$411.19
Randee B. Johnson	11/15/2013	547184	$147.67
Raymond P. Verhalen, III	11/15/2013	547185	$1,107.26
Raymond Stuart Harr	11/15/2013	547186	$147.66
Red Rocks Company, LLC	11/15/2013	547187	$311.73
Renrew Minerals, LTD	11/15/2013	547188	$2,108.02
Reynolds Drilling Co., Inc.	11/15/2013	547189	$3,310.72
Richard Allen Alexander	11/15/2013	547190	$52.24
Richard Darren Deutsch	11/15/2013	547191	$622.39
Richard E. Rosengarten	11/15/2013	547192	$232.98
Richard Foster Mays	11/15/2013	547193	$184.96
Richard Kennedy	11/15/2013	547194	$187.49
Richard W. Brown	11/15/2013	547195	$397.89
Rickey Max Pendleton	11/15/2013	547196	$149.93
Roadrunner Oil & Gas	11/15/2013	547197	$200.43
Robbie Lynn Finley	11/15/2013	547198	$162.19
Robert & Josephine Wehrung	11/15/2013	547199	$790.31
Robert D. Blocker, Jr.	11/15/2013	547200	$1,730.23
Robert M. Steeg	11/15/2013	547201	$529.3
Robert Vernon Blakey, Sr.	11/15/2013	547202	$7,724.91
Rockie & Jeanne Kukla	11/15/2013	547203	$1,038.46
Rodney McLane	11/15/2013	547204	$55.82
Roland Leffall	11/15/2013	547205	$84.54
Rommel C. Shaw	11/15/2013	547206	$56.65
Ronnie Boltz	11/15/2013	547207	$209.19
Ronnie Cole	11/15/2013	547208	$1,988.95
Roy G. Barton III	11/15/2013	547209	$126.45

MOR-65

All Disbursements for the Current Reporting Month

Revenue Checks Paid to royalty and working interest owners for the Current Reporting Month
PAYEE	DATE	NUMBER	AMOUNT
Royce Hargrove Brown	11/15/2013	547210	$1,152.54
Ruby Nell Manning Raven	11/15/2013	547211	$100.32
Ruth E. Geinert	11/15/2013	547212	$3,324.96
S & P Company	11/15/2013	547213	$245.26
S&C Properties	11/15/2013	547214	$69.41
Sandra Engler Gerrie	11/15/2013	547215	$5,246.07
Sandra Louise Wilson	11/15/2013	547216	$57.81
Sandra Renee Johnson Lederman	11/15/2013	547217	$63.21
Sandra Schaefer	11/15/2013	547218	$958.37
Sandra V. Floyd	11/15/2013	547219	$442.89
Sandra Verhalen Skevington	11/15/2013	547220	$147.67
Sandy River Resources, LLC	11/15/2013	547221	$189.22
Sara Jo Englander	11/15/2013	547222	$174.76
Sarah Wells Calvert	11/15/2013	547223	$484.39
Scott A. Harris	11/15/2013	547224	$1,703.76
Scott Anderson	11/15/2013	547225	$189.43
Sharon Fults Non Exempt Trust	11/15/2013	547226	$3,353.65
Sharon W. Timmons	11/15/2013	547227	$215.77
Shatara Latrice Shelton	11/15/2013	547228	$70
Sheila D. Walker	11/15/2013	547229	$2,805.45
Sherilyn Howard	11/15/2013	547230	$55.82
Sherman Perkins	11/15/2013	547231	$83.82
Sherran Petroleum LLC	11/15/2013	547232	$341.01
Shirley Copeland	11/15/2013	547233	$80.74
Sierra Land Services	11/15/2013	547234	$500.93
Simeon Frances Wooten, III	11/15/2013	547235	$236.51
Singer Bros. LLC	11/15/2013	547236	$1,729.16
Sklarco L.L.C.	11/15/2013	547237	$162.39
Sonia Williams Babers	11/15/2013	547238	$154.23
Sool, Ltd.	11/15/2013	547239	$683.35
Southwest Petroleum Co. L.P.	11/15/2013	547240	$299.87
St. Luke's Foundation	11/15/2013	547241	$209.19
State Of Texas	11/15/2013	547242	$1,325.99
State of ND acting by/through	11/15/2013	547243	$17,033.17
State of ND acting by/through	11/15/2013	547244	$4,017.54
Stephanie Lister	11/15/2013	547245	$612.8
Stephanie Moody Gray	11/15/2013	547246	$213.02
Stephen G. Verhalen, Jr.	11/15/2013	547247	$1,173.93
Susan Blanchard	11/15/2013	547248	$162.18

MOR-66

All Disbursements for the Current Reporting Month

Revenue Checks Paid to royalty and working interest owners for the Current Reporting Month
PAYEE	DATE	NUMBER	AMOUNT
Susie G. Fults Family Trust	11/15/2013	547249	$6,707.24
Suzanne Verhalen Padgett	11/15/2013	547250	$860.68
Terri L. Hasdorff	11/15/2013	547251	$105.71
The Armstrong Corporation	11/15/2013	547252	$7,931.03
The Congregation of Holy Cross	11/15/2013	547253	$1,107.26
The Judy Tewell Trust	11/15/2013	547254	$365.03
Thomas Howard Thigpen	11/15/2013	547255	$464.13
Thomas J. Caveness	11/15/2013	547256	$251.52
Thomas Kennedy	11/15/2013	547257	$234.35
Thomas Luke Verhalen	11/15/2013	547258	$147.67
Timothy Glovatsky	11/15/2013	547259	$227.45
Tina Williams Wilson	11/15/2013	547260	$130.18
Todd Murray	11/15/2013	547261	$390.00
Tommy E. Brooks	11/15/2013	547262	$83.82
Tracy McGee Bell	11/15/2013	547263	$63.5
Tracy Snyder	11/15/2013	547264	$4,171.59
Travis Vernon Fults	11/15/2013	547265	$1,123.85
Triple J Investments Inc.	11/15/2013	547266	$11,605.64
Valdus Energy, LLC	11/15/2013	547267	$200.43
Vernon G. Calvin Jr.	11/15/2013	547268	$334.69
Vertice Lee Manning	11/15/2013	547269	$91.19
Vester Lois Manning	11/15/2013	547270	$100.33
Victor Kostenko	11/15/2013	547271	$76.34
Violet Cooks Ellis	11/15/2013	547272	$52.91
Vondia Cooks Pickney	11/15/2013	547273	$52.91
W. F. Palmer	11/15/2013	547274	$353.23
Wallace Lee Albrecht Rev Tr	11/15/2013	547275	$91.19
Walta Robin Wynne	11/15/2013	547276	$364.08
Walter G. Verhalen, III	11/15/2013	547277	$191.26
Wanda A. Young	11/15/2013	547278	$62.17
Ware Development LLC	11/15/2013	547279	$8,512.22
Wayne Parks Turney	11/15/2013	547280	$3,776.7
Wesley J. Manning	11/15/2013	547281	$111.49
Westco Family Ltd Partnership	11/15/2013	547282	$654.53
William (Bill) Lee Foster, Jr.	11/15/2013	547283	$80.29
William Arthur Stern, Jr.	11/15/2013	547284	$232.98
William C. Sawtelle	11/15/2013	547285	$106.72
William G. Chastain	11/15/2013	547286	$182.00
William J, Jr. & Virginia A.	11/15/2013	547287	$798.65

MOR-67

All Disbursements for the Current Reporting Month

Revenue Checks Paid to royalty and working interest owners for the Current Reporting Month
PAYEE	DATE	NUMBER	AMOUNT
William M. Huffman	11/15/2013	547288	$1,558.94
Willie Carrol Banks	11/15/2013	547289	$482.42
Willie Charles Manning	11/15/2013	547290	$111.49
Winnie Ruth Houston	11/15/2013	547291	$75.13
XTO Energy Inc.	11/15/2013	547292	$18,869.63
Yates Petroleum Corporation	11/15/2013	547293	$14,927.97
f/b/o Clarence N. Schwab	11/15/2013	547294	$22,147.08
1st Church Of Christ Scientist	11/15/2013	547295	$1,923.28
A.K. Lacy	11/15/2013	547296	$912.97
Adeline Old Vaill Trust	11/15/2013	547297	$117.39
Albert Watkins Key	11/15/2013	547298	$379.33
Alfred E. Lacy Jr	11/15/2013	547299	$912.97
Alice Jones	11/15/2013	547300	$107.25
Allan John Kasian	11/15/2013	547301	$57.04
Allison Renee Williams	11/15/2013	547302	$52.83
Anderson-Taylor Family	11/15/2013	547303	$1,122.58
Andreu Lawrence Wiltse, Jr.	11/15/2013	547304	$288.43
Andrew J. Brune	11/15/2013	547305	$1,041.54
Anesya H. Newton	11/15/2013	547306	$654.62
Anita G. Kuntz	11/15/2013	547307	$1,376.87
Ann J. Wood	11/15/2013	547308	$317.03
Anne N. Kelly Rev Tr UTA dtd	11/15/2013	547309	$396.69
Annie L. Stiles Annuity Trust	11/15/2013	547310	$52.71
Annie Marie Thomas	11/15/2013	547311	$258.61
Armenia Lester Hawkins	11/15/2013	547312	$58.21
Banister Willis	11/15/2013	547313	$83.67
Barbara B. and Byron B. Booth	11/15/2013	547314	$4,614.8
Barbara Lester Jordan	11/15/2013	547315	$127.1
Barton Bailey Greer	11/15/2013	547316	$72.76
Becky Fuqua Sutter	11/15/2013	547317	$89.2
Benjamin D. Agnor	11/15/2013	547318	$213.34
Bernadette Rose Basaraba	11/15/2013	547319	$550.97
Bertha M. Cooper	11/15/2013	547320	$64.66
Bessie Mae Hosey Byrum	11/15/2013	547321	$94.4
Bettie Scott Youree Park FDTN	11/15/2013	547322	$878.31
Betty Hain	11/15/2013	547323	$196.4
Bill Rudd, Inc. DBA	11/15/2013	547324	$2,034.12
Billy Earl Adams	11/15/2013	547325	$85.81
Brad R. Duhon	11/15/2013	547326	$625.26

MOR-68

All Disbursements for the Current Reporting Month

Revenue Checks Paid to royalty and working interest owners for the Current Reporting Month
PAYEE	DATE	NUMBER	AMOUNT
Braden C. Despot	11/15/2013	547327	$625.25
Brenda Greer Foster	11/15/2013	547328	$218.22
Brenda Lester Bell	11/15/2013	547329	$338.09
Bruce Graham Roberts	11/15/2013	547330	$131.33
C. Bradley Wilson Rev. Trust	11/15/2013	547331	$63.1
Caddo Minerals, Inc.	11/15/2013	547332	$70.15
Cade Production LLC	11/15/2013	547333	$3,250.05
Candyce James Alexander	11/15/2013	547334	$436.84
Candyce W. Evertson	11/15/2013	547335	$746.8
Carol Carney Nasits	11/15/2013	547336	$52.81
Carol Frank	11/15/2013	547337	$823.85
Carol Freyer Bayer	11/15/2013	547338	$73.28
Carol Worsham	11/15/2013	547339	$99.94
Carolyn M. Curry	11/15/2013	547340	$61.66
Cathy Cornelius Gaas	11/15/2013	547341	$2,059.04
Cecilia M. Taylor	11/15/2013	547342	$61.66
Chad Lee Cargill	11/15/2013	547343	$197.4
Charles E. Mercer Jr.	11/15/2013	547344	$1,862.8
Charles Marion Bradshaw III	11/15/2013	547345	$710.29
Charles R. Lester And	11/15/2013	547346	$202.77
Charles T. Howe	11/15/2013	547347	$62.03
Charles Turner	11/15/2013	547348	$186.69
Charley M. Lester, Jr. D.D.S.	11/15/2013	547349	$513.66
Charline Thompson	11/15/2013	547350	$251.24
Chevron North America	11/15/2013	547351	$63.10
Cheyenne Royalties, LLC	11/15/2013	547352	$407.39
Clara Lentz Westmoreland	11/15/2013	547353	$408.12
Clear Fork Royalty II, LP	11/15/2013	547354	$47.87
Clifford Cole, Jr.	11/15/2013	547355	$127.95
Coletta Lester Davis	11/15/2013	547356	$58.21
Collin Jones	11/15/2013	547357	$145.02
Columbia Enterprises	11/15/2013	547358	$937.87
Come Big or Stay Home, LLC	11/15/2013	547359	$295.9
Concho Royalty Company, LP	11/15/2013	547360	$128.01
ConocoPhillips Company	11/15/2013	547361	$584.33
Corley Fam Tr, Trustee o/t	11/15/2013	547362	$155.52
Coronado Resources 2013 LP	11/15/2013	547363	$66.34
Cynthia Lester Howell Morris	11/15/2013	547364	$107.93
Dallas District Church	11/15/2013	547365	$877.44

MOR-69

All Disbursements for the Current Reporting Month

Revenue Checks Paid to royalty and working interest owners for the Current Reporting Month
PAYEE	DATE	NUMBER	AMOUNT
Daniel Austin Lewis &	11/15/2013	547366	$77.52
Daniel Finley	11/15/2013	547367	$135.21
David Dickson Corley	11/15/2013	547368	$155.52
David F. Nichols	11/15/2013	547369	$86.52
David V. Kubas	11/15/2013	547370	$179.98
Dayton Lewis Cargill Trust	11/15/2013	547371	$197.4
Deborah Lynn Sinclair Caudle	11/15/2013	547372	$204.06
Deborah Shaw Johnson	11/15/2013	547373	$201.91
Desert Partners IV, L.P.	11/15/2013	547374	$461.67
Diane Nichols Rogers	11/15/2013	547375	$67.56
Dianne Harrist Whatley	11/15/2013	547376	$98.4
Don J. Kuntz	11/15/2013	547377	$422.8
Donald William Basaraba	11/15/2013	547378	$550.97
Donna Porter Hanes	11/15/2013	547379	$53.38
Dora Mae Whitley	11/15/2013	547380	$71.04
Doris Nann Mercer Chandler &	11/15/2013	547381	$1,862.79
Doristine Milligan	11/15/2013	547382	$97.62
Dorothy Lee Gill Wagner or	11/15/2013	547383	$341.23
Douglas Stanley Herring	11/15/2013	547384	$66.12
Dunbar Oil and Gas, Ltd.	11/15/2013	547385	$174.97
Dustin Oscar Keith Cargill Tru	11/15/2013	547386	$197.4
E. Baker & Associates	11/15/2013	547387	$70.64
EXCO Operating Company, LP	11/15/2013	547388	$3,867.22
Eagle Oil & Gas Co.	11/15/2013	547389	$75.86
Earl W. Ferguson	11/15/2013	547390	$341.23
East Texas Oil & Gas Rp.	11/15/2013	547391	$326.74
Edith Waites	11/15/2013	547392	$85.34
Edward Brawner	11/15/2013	547393	$299.16
Eleanor J. Basaraba, a widow	11/15/2013	547394	$1,851.24
Eleanor Taylor Scott	11/15/2013	547395	$534.94
Elizabeth Key Smith	11/15/2013	547396	$433.53
Ella Basaraba	11/15/2013	547397	$1,851.24
Ella Marie Marshall	11/15/2013	547398	$77.33
Ella V. Reeves	11/15/2013	547399	$51.45
Emma Porter Tampke	11/15/2013	547400	$53.38
Erdyce W. Horvatinovic	11/15/2013	547401	$84.18
Ervin Wesley Reeves	11/15/2013	547402	$51.45
Estate Of Lavondro K. Morrison	11/15/2013	547403	$1,551.88
Exxonmobil Corporation	11/15/2013	547404	$5,698.96

MOR-70

All Disbursements for the Current Reporting Month

Revenue Checks Paid to royalty and working interest owners for the Current Reporting Month
PAYEE	DATE	NUMBER	AMOUNT
F. Darrell Hamilton	11/15/2013	547405	$67.37
Faulconer 2004 Ltd. Ptnrship	11/15/2013	547406	$746.36
Faulconer Energy L.P.	11/15/2013	547407	$1,324.59
Favian M. Adair, Jr.	11/15/2013	547408	$240.93
Fay Levon Else	11/15/2013	547409	$85.81
Fidelity Expl. & Prod. Company	11/15/2013	547410	$3,018.58
First Church Of Christ,	11/15/2013	547411	$961.64
Flanoy Holden Choate & Annie	11/15/2013	547412	$101.88
Francis P. Hadlock III, Dcsd.	11/15/2013	547413	$153.87
Francis S. Baldwin Sr. Family	11/15/2013	547414	$5,147.53
Frank A. Clark, Jr.	11/15/2013	547415	$70.15
Frank T. Bruce	11/15/2013	547416	$98.39
Frieda Sussdorf Adair	11/15/2013	547417	$1,445.6
Garrett BTF Minerals, LLC	11/15/2013	547418	$73.98
Gary A. Schwartzenberger	11/15/2013	547419	$53.82
Gary Cooper	11/15/2013	547420	$64.66
Gene Collier Price Gs Trust	11/15/2013	547421	$63.54
General Cable Industries, Inc.	11/15/2013	547422	$2,001.19
Gerry Dean Cadenhead Fletcher	11/15/2013	547423	$54.79
Gladys Marie Lester	11/15/2013	547424	$127.1
Goldco Energy Corporation	11/15/2013	547425	$176.39
Gordon W. Sangster	11/15/2013	547426	$93.35
Harriet Taylor Youngblood	11/15/2013	547427	$678.04
Haywood W. Moseley, IV	11/15/2013	547428	$82.84
Henry J. and Barbara A. Glick	11/15/2013	547429	$4,074.32
Henry L. Cooper	11/15/2013	547430	$517.23
Herbert Milsap Youngblood	11/15/2013	547431	$59.67
Hobart Rutherford Key	11/15/2013	547432	$216.79
Holt Production, L.L.C.	11/15/2013	547433	$3,250.05
Home on The Range For Boys	11/15/2013	547434	$1,416.77
Howard A. Carney, Jr.	11/15/2013	547435	$52.81
Howard Spencer Anderson	11/15/2013	547436	$90.24
Irish Oil & Gas Inc.	11/15/2013	547437	$891.92
J. B. Rudd Estate Sara P. Rudd	11/15/2013	547438	$2,034.12
J. Dan Nichols	11/15/2013	547439	$97.13
J. R. Glennon, Inc.	11/15/2013	547440	$299.98
Jack E. Price Gs Trust	11/15/2013	547441	$51.05
Jackie E. Robinson	11/15/2013	547442	$142.12
Jacob C. Bell Jr	11/15/2013	547443	$14,796.94

MOR-71

All Disbursements for the Current Reporting Month

Revenue Checks Paid to royalty and working interest owners for the Current Reporting Month
PAYEE	DATE	NUMBER	AMOUNT
Jae Holdings, L.L.C.	11/15/2013	547444	$625.26
James E. Whiteside	11/15/2013	547445	$280.06
James Greg Wren	11/15/2013	547446	$416.1
James Harold Cadenhead	11/15/2013	547447	$54.79
James Lee Waskom, Jr.	11/15/2013	547448	$98.18
James Loot	11/15/2013	547449	$85.81
James Parnell Lester	11/15/2013	547450	$127.1
James Spencer Jones II	11/15/2013	547451	$903.56
James Young	11/15/2013	547452	$1,229.92
Jane Meeks Vitrano	11/15/2013	547453	$148.62
Janis Goodrich	11/15/2013	547454	$186.69
Jeanene Cooper	11/15/2013	547455	$62.43
Jeff F. Haich & Victoria Marie	11/15/2013	547456	$550.97
Jennie Mae Shiner	11/15/2013	547457	$66.34
Jenny Harlan	11/15/2013	547458	$7,244.47
Jerrell E. Terry	11/15/2013	547459	$130.91
Jerry Alan Jones	11/15/2013	547460	$145.02
Jerry C. Van Wert	11/15/2013	547461	$72.49
Jimmy Allman & wife,	11/15/2013	547462	$192.58
Joann Lester Rice	11/15/2013	547463	$71.06
North Dakota D.H.S.	11/15/2013	547464	$338.17
Joe Alton 'Jay' Greer	11/15/2013	547465	$72.76
Joel R. Woodley	11/15/2013	547466	$746.80
Joel Truelove	11/15/2013	547467	$1,166.35
Joetta Mayon Staggers	11/15/2013	547468	$71.04
John Campbell	11/15/2013	547469	$2,502.88
John Francis Van Wert Jr.	11/15/2013	547470	$72.49
John Henry Mitchell	11/15/2013	547471	$158.56
John Mosely Newsom	11/15/2013	547472	$1,648.4
John Payton Clark	11/15/2013	547473	$70.15
John Sinclair	11/15/2013	547474	$204.06
John Todaro And	11/15/2013	547475	$144.99
Johnie M. Ouzis	11/15/2013	547476	$59.13
Johnnie Marie Eila Benson	11/15/2013	547477	$385.49
Joreitta Lou Hosey Prator	11/15/2013	547478	$94.4
Josephine Williams Yancy	11/15/2013	547479	$66.34
Judith M. Kutcher	11/15/2013	547480	$56.88
Jules Talmage Liston	11/15/2013	547481	$124.37
Julie A. Ellison	11/15/2013	547482	$106.67

MOR-72

All Disbursements for the Current Reporting Month

Revenue Checks Paid to royalty and working interest owners for the Current Reporting Month
PAYEE	DATE	NUMBER	AMOUNT
June B. Wren	11/15/2013	547483	$67.58
June Jones	11/15/2013	547484	$145.02
Justine Jearmchuk Bauer	11/15/2013	547485	$96.74
Kathy Jo Cline	11/15/2013	547486	$550.97
Ken E. Herring	11/15/2013	547487	$66.12
Kenith Leon Hanson	11/15/2013	547488	$63.88
Kenneth D. Hayes	11/15/2013	547489	$63.43
Kevin M. Brittner	11/15/2013	547490	$77.06
Key Family Marital Deduction	11/15/2013	547491	$271.49
Kim Karen Baskett	11/15/2013	547492	$3,432.06
Kimberley Levine	11/15/2013	547493	$157.49
Kimberly Patrice Williams	11/15/2013	547494	$52.83
Kristin V. Moseley	11/15/2013	547495	$82.84
Kubas Fam Min Tr dtd 4/10/1980	11/15/2013	547496	$1,259.88
LOMOCO, Inc.	11/15/2013	547497	$70.15
La Joie Thomas	11/15/2013	547498	$57.98
Lacy Properties, LTD.	11/15/2013	547499	$137.94
Lallance A. Adair Residuary TR	11/15/2013	547500	$1,927.47
Larue M. Smith	11/15/2013	547501	$61.66
Laura A. Lang	11/15/2013	547502	$106.67
Laura Turner	11/15/2013	547503	$186.69
Lawrence M. Nilsen	11/15/2013	547504	$396.69
Leo C. McAfee, Jr.	11/15/2013	547505	$61.66
Leta Jo Senn	11/15/2013	547506	$292.99
Linda Puryear Dominick	11/15/2013	547507	$1,098.93
Lisa Thomas	11/15/2013	547508	$145.02
Lodean Lavert	11/15/2013	547509	$88.23
Lois E. Basaraba, a widow	11/15/2013	547510	$1,586.78
Lois Helmig	11/15/2013	547511	$1,251.43
Lola Annette Harrison	11/15/2013	547512	$687.88
Lonella Leffall	11/15/2013	547513	$428.95
Lori Belinda London	11/15/2013	547514	$107.93
Lorna Ann Matthiesen	11/15/2013	547515	$204.02
Louise Moore Ferr Shavin	11/15/2013	547516	$59.65
Lucille Fields	11/15/2013	547517	$107.25
MAP2006-OK	11/15/2013	547518	$724.46
Mabel Jean Wilson	11/15/2013	547519	$258.61
Malcolm Evans	11/15/2013	547520	$288.43
Mamie Rogers Yandle	11/15/2013	547521	$64.79

MOR-73

All Disbursements for the Current Reporting Month

Revenue Checks Paid to royalty and working interest owners for the Current Reporting Month
PAYEE	DATE	NUMBER	AMOUNT
Map2003-Net	11/15/2013	547522	$280.07
Marcia Lynn Helms	11/15/2013	547523	$710.28
Marcia N Anderson RevTr UTA	11/15/2013	547524	$396.69
Margaret Ann Newsom Waits	11/15/2013	547525	$1,758.3
Margarita Wilson	11/15/2013	547526	$66.34
Maribeth Turner	11/15/2013	547527	$186.69
Marion D. & Ruth F. Dupree	11/15/2013	547528	$62.88
Mark D. Keys	11/15/2013	547529	$99.93
Marleta Chadwick Trust	11/15/2013	547530	$108.85
Martha Susan White	11/15/2013	547531	$101.85
Marti O'Brien	11/15/2013	547532	$710.28
Martrae L. Poindexter	11/15/2013	547533	$58.21
Marty B. Kuntz-Stiedl	11/15/2013	547534	$317.03
Mary Ann Jennings	11/15/2013	547535	$114.92
Mary Barbara Kasian Hughes	11/15/2013	547536	$70.29
Mary F. James Mercer	11/15/2013	547537	$749.17
Mary Virginia Haynes	11/15/2013	547538	$196.4
McCamey Farm & Ranch, L.P..	11/15/2013	547539	$284.22
Melanie Crawford	11/15/2013	547540	$1,098.93
Merlyn W. Goodman	11/15/2013	547541	$84.18
Michael D. Prokop, a s/m	11/15/2013	547542	$528.93
Michael E and Connie J Kasian	11/15/2013	547543	$63.37
Michael Eugene O'Brien	11/15/2013	547544	$355.15
Michael W. Basaraba	11/15/2013	547545	$264.46
Midland Trust	11/15/2013	547546	$427.53
Mildred Loot	11/15/2013	547547	$193.04
Millard F. Glover Family Trust	11/15/2013	547548	$69.78
Miller Trust Dated 2-25-08	11/15/2013	547549	$96.25
Muriel Whiteside Char Trust	11/15/2013	547550	$560.13
NJ Schank & B Schank Irv Mn Tr	11/15/2013	547551	$719.93
Nancy Nichols Morris	11/15/2013	547552	$67.56
Nellie May Gohlke Trust	11/15/2013	547553	$198.03
Northern Oil & Gas, Inc.	11/15/2013	547554	$14,421.29
Norton Frickey	11/15/2013	547555	$60.14
Oscar Lee Cargill	11/15/2013	547556	$592.18
Owen B. Whatley	11/15/2013	547557	$98.4
Patricia Ann Ramsey	11/15/2013	547558	$153.87
Patricia Kay Malkowski, a m/w	11/15/2013	547559	$550.97
Patricia Lane Hill	11/15/2013	547560	$74.32

MOR-74

All Disbursements for the Current Reporting Month

Revenue Checks Paid to royalty and working interest owners for the Current Reporting Month
PAYEE	DATE	NUMBER	AMOUNT
Patricia M. Owens	11/15/2013	547561	$61.66
Patrick Barker	11/15/2013	547562	$196.40
Patrick G. Frank and	11/15/2013	547563	$823.85
Pattye Greer Garza	11/15/2013	547564	$218.22
Pearlie H. Cole	11/15/2013	547565	$405.10
Peggy Jane Shows	11/15/2013	547566	$130.91
Pendleton G. Baldwin Jr.	11/15/2013	547567	$153.87
Penn Royalty Company	11/15/2013	547568	$135.34
Petroleum Investments, Inc.	11/15/2013	547569	$937.87
Phillip Byron Hayes	11/15/2013	547570	$63.43
Pinebough Properties, LTD.	11/15/2013	547571	$120.82
Powers Mineral Group Inc.	11/15/2013	547572	$59.65
RSD Holdings, LLC	11/15/2013	547573	$174.97
Reuben R Paulsen Trustee	11/15/2013	547574	$98.08
Rhonda Sue Patterson Coleman	11/15/2013	547575	$1,497.22
Richard Allen Hatcher	11/15/2013	547576	$60.14
Richard Garrett Key	11/15/2013	547577	$216.79
Richard Porter, Jr.	11/15/2013	547578	$53.38
Robert B. Moseley	11/15/2013	547579	$82.84
Robert C. Allen	11/15/2013	547580	$66.18
Robert E. Agnor	11/15/2013	547581	$477.76
Robert I. Allday	11/15/2013	547582	$115.06
Robert L. Yates And	11/15/2013	547583	$3,958.92
Robert and Margie Rather Trust	11/15/2013	547584	$946.43
Roger Wayne Greer, Jr.	11/15/2013	547585	$72.76
Ronald H. Sangster d/b/a	11/15/2013	547586	$93.35
Roy & Margaret Berryman	11/15/2013	547587	$91.59
Roy Elbert Johnson	11/15/2013	547588	$83.34
Roy Michael Basaraba	11/15/2013	547589	$550.97
Roy Wendell Lester, Sr. &	11/15/2013	547590	$1,098.51
Royalty Clearinghouse Prtnsp	11/15/2013	547591	$972.63
Ryan M. and Lisa Kuntz,	11/15/2013	547592	$563.39
SR Royalty LLC	11/15/2013	547593	$346.28
Sally Hesser Bates	11/15/2013	547594	$120.30
Sally Kennedy Allday	11/15/2013	547595	$115.06
Sally Van Wert Satterwhite	11/15/2013	547596	$72.49
Sammie Lester Jr.	11/15/2013	547597	$58.21
Samson Lone Star, LLC	11/15/2013	547598	$549.47
Samuel Ray Lavender	11/15/2013	547599	$196.39

MOR-75

All Disbursements for the Current Reporting Month

Revenue Checks Paid to royalty and working interest owners for the Current Reporting Month
PAYEE	DATE	NUMBER	AMOUNT
Sandra Byrd	11/15/2013	547600	$1,098.93
Sarah Jean Harper	11/15/2013	547601	$86.85
Scott T. Petersen	11/15/2013	547602	$53.40
Sellars Family LLC	11/15/2013	547603	$55.02
Shadwell Resources, LLC	11/15/2013	547604	$1,114.53
Shannon M. Fritz	11/15/2013	547605	$422.71
Sherry Jane Youngblood Conrad	11/15/2013	547606	$678.05
Shirley Waskom Childs	11/15/2013	547607	$98.19
Slawson Exploration Co., Inc.	11/15/2013	547608	$449.93
Stacy Ann Glasscock	11/15/2013	547609	$355.15
Stephanie Klym	11/15/2013	547610	$550.97
Stephen Matt Gose III	11/15/2013	547611	$299.98
Stephen Paul Herring	11/15/2013	547612	$66.12
Sterling MI-RO Partners LP	11/15/2013	547613	$57.77
Steven A. Kuntz	11/15/2013	547614	$422.80
Steven J. Prokop	11/15/2013	547615	$528.93
Susan Agnes Toye	11/15/2013	547616	$292.99
Susan Foster	11/15/2013	547617	$204.02
Susanna Key Weiser	11/15/2013	547618	$433.53
Sylvia Carrell	11/15/2013	547619	$201.76
Texas-Ellis Properties LTD	11/15/2013	547620	$69.87
The Anthony & Teresa Kessel	11/15/2013	547621	$550.97
The Gose Family Trust	11/15/2013	547622	$2,101.73
The Nancy A. Green Trust	11/15/2013	547623	$106.67
The Olienyk Revoc. Living Tr.	11/15/2013	547624	$1,851.24
The Pfanenstiel Company, LLC	11/15/2013	547625	$2,774.04
Thomas Fisher Key	11/15/2013	547626	$216.79
Thomas H. Fuqua, Jr.	11/15/2013	547627	$97.13
Thomas H. Gose	11/15/2013	547628	$298.08
Thomas K. Nichols Jr.	11/15/2013	547629	$67.56
Thomas Melvin Adair	11/15/2013	547630	$240.93
Tommy D. Walker	11/15/2013	547631	$99.86
Tommy Lee Waskom	11/15/2013	547632	$98.19
Tony I. Rambousek Mineral	11/15/2013	547633	$719.93
Traci Ferguson-Hodge	11/15/2013	547634	$241.29
Travis Park United Methodist	11/15/2013	547635	$256.43
Trust U/W/O Sallie Mcgee Lentz	11/15/2013	547636	$816.22
UR Of America LTD, Aka	11/15/2013	547637	$135.53
Vernon L Foster Jr-2001 Dcl of	11/15/2013	547638	$782.06

MOR-76

All Disbursements for the Current Reporting Month

Revenue Checks Paid to royalty and working interest owners for the Current Reporting Month
PAYEE	DATE	NUMBER	AMOUNT
Vernon L. Herring	11/15/2013	547639	$66.12
Victory Exploration, LLC	11/15/2013	547640	$91.04
W & A Properties, Inc.	11/15/2013	547641	$87.43
Wallace J Wock&Virginia B Wock	11/15/2013	547642	$8,331.18
Wanda Joyce McAfee	11/15/2013	547643	$61.66
Wavey T. Lester	11/15/2013	547644	$127.10
William Adams	11/15/2013	547645	$85.80
William C. Eiland	11/15/2013	547646	$53.40
William F. Michaels, Indvly&as	11/15/2013	547647	$1,403.86
William P. Finley	11/15/2013	547648	$135.20
William W. Curtis	11/15/2013	547649	$113.34
Willie F. Cooper, III	11/15/2013	547650	$64.66
Youngblood, Ltd.	11/15/2013	547651	$693.51
Yvonne Wock	11/15/2013	547652	$550.97
			$962,668.64

MOR-77

Exhibit V

GMX Bank Reconciliation
Operating Account, Sweep Account & Controlled Disbursements Account
Ending Balance per Bank Statement	$9,284,028
Plus: Total Amount of Outstanding Deposits	—
Minus: Total Amount of Outstanding Checks and Other Debits *	(2,054,555)
Minus Service Charges	—
Ending Balance per Check Register **(a)	$7,229,473

The summary pages of the Company's three bank statements that make up the total operating accounts are provided below.

MOR-78

Capital One Bank

Cycle Statement
Report Date 12/2/13

GMX RESOURCES, INC
OPERATING ACCOUNT
"DIP" WESTERN DISTRICT OF OKLAHOMA
CASE NO. 13-11456 (SAH)
9400 N BROADWAY SUITE 600
OKLAHOMA CITY OK 73114

ACCOUNT NUMBER [redacted]
BEGINNING 11/01/13
ENDING 11/30/13

ENCLOSURES 0

SSN#/TAX ID [redacted]
PAGE 1 OF 10

* * * * * * * * * * * COMMERCIAL CHECKING ACCOUNT SUMMARY * * * * * * * * * * *

PREVIOUS BALANCE		160,379.00	AVG COLL BALANCE	
+	48 CREDITS/DEPOSITS	133,433,915.57		148,501.68
-	77 DEBITS/CHECKS	133,444,294.57	YTD INTEREST PAID	
-	SERVICE CHARGES	.00		.00
+	INTEREST PAID	.00		
ENDING BALANCE		150,000.00		

DEPOSITS AND OTHER CREDITS

DATE	AMOUNT	TRANSACTION DESCRIPTION		REF NO
11/01	1,778,965.42	ACH deposit	110113	
		SWEEP REPURCHASE PRINCIPAL		065000090000005
		GMX RESOURCES, INC	CUST. PRIN CR	
11/01	2.47	ACH deposit	110113	
		SWEEP REPURCHASE INTEREST		065000090000015
		GMX RESOURCES, INC	CUST. INT. CR	
11/04	1,750,610.88	ACH deposit	110413	
		SWEEP REPURCHASE PRINCIPAL		065000090000005
		GMX RESOURCES, INC	CUST. PRIN CR	
11/04	122,330.25	Customer deposit		22009430
11/04	7.29	ACH deposit	110413	
		SWEEP REPURCHASE INTEREST		065000090000015
		GMX RESOURCES, INC	CUST. INT. CR	
11/05	1,717,532.74	ACH deposit	110513	
		SWEEP REPURCHASE PRINCIPAL		065000090000005
		GMX RESOURCES, INC	CUST. PRIN CR	
11/05	168,775.35	Customer deposit		22040810
11/05	2.39	ACH deposit	110513	
		SWEEP REPURCHASE INTEREST		065000090000017
		GMX RESOURCES, INC	CUST. INT. CR	
11/06	2,234,709.92	Book transfer credit	FR 3620097615	
11/06	1,202,231.41	ACH deposit	110613	
		SWEEP REPURCHASE PRINCIPAL		065000090000005
		GMX RESOURCES, INC	CUST. PRIN CR	
11/06	1.67	ACH deposit	110613	
		SWEEP REPURCHASE INTEREST		065000090000015
		GMX RESOURCES, INC	CUST. INT. CR

MOR-79

Capital One Bank
Commercial Banking Group

MANAGE YOUR CASH
CASH MANAGEMENT | CHECKING | MONEY MARKET | CDs | LOANS

GMX RESOURCES, INC
"DIP" WESTERN DISTRICT OF OKLAHOMA
CASE NO. 13-11456 (SAH)
9400 N. BROADWAY - SUITE 600
OKLAHOMA CITY OK 73114

▸ Contact your Relationship Manager to discuss targeted solutions for your evolving business needs.

ACCOUNT SUMMARY FOR PERIOD NOVEMBER 01, 2013 - NOVEMBER 29, 2013

Commercial Checking [redacted] **GMX RESOURCES, INC**

Previous Balance 10/31/13	$0.00	Number of Days in Cycle	29
19 Deposits/Credits	$3,722,926.13	Minimum Balance This Cycle	($148.40)
1024 Checks/Debits	($3,722,926.13)	Average Collected Balance	($21.59)
Service Charges	$0.00		
Ending Balance11/29/13	$0.00		

ACCOUNT DETAIL FOR PERIOD NOVEMBER 01, 2013 - NOVEMBER 29, 2013

Commercial Checking [redacted] **GMX RESOURCES, INC**

Date	Description	Deposits/Credits	Withdrawals/Debits	Resulting Balance
11/01	Control disbursement funding CAP CD INHOUSE CONT.DISB. 110113 GMX RESOURCES	$38,736.01		$38,736.01
11/01	Check 216812		$13,700.00	$25,036.01
11/01	Check 216816		$5,685.00	$19,351.01
11/01	Check 546461		$3,454.13	$15,896.88
11/01	Check 546307		$2,938.80	$12,958.08
11/01	Check 546638		$2,662.40	$10,295.68
11/01	Check 216822		$2,575.00	$7,720.68
11/01	Check 546002		$1,258.33	$6,462.35
11/01	Check 216754		$1,045.00	$5,417.35
11/01	Check 546621		$859.88	$4,557.47
11/01	Check 546396		$674.44	$3,883.03
11/01	Check 546752		$668.20	$3,214.83
11/01	Check 546264		$536.86	$2,677.97
11/01	Check 546566		$536.86	$2,141.11
11/01	Check 546425		$524.51	$1,616.60
11/01	Check 546249		$330.90	$1,285.70
11/01	Check 546758		$210.70	$1,075.00
11/01	Check 546495		$209.49	$865.51

Thank you for banking with us.

PAGE 1 OF 34

Branch bank products and services offered by Capital One, N.A.,
Capital One Bank is a trade name of Capital One, N.A.
and does not refer to a separately insured institution,
Member FDIC, © 2013 Capital One, All rights reserved.

MEMBER FDIC
EQUAL HOUSING LENDER

MOR-80

Capital One Bank
Investments Department
P.O. Box 85532
Richmond, VA 23285-5532
(866) 632-8888

	11/27/13@ 2	0.0507%	0.0500%	R	9,875,498.15	27.43
9,875,525.58						
	11/29/13@ 3	0.0507%	0.0500%	R	9,134,027.92	38.06
9,134,065.98						
	31 DAY TOTAL:	0.0507%	0.0500%		6,795,475.47	292.56
6,795,768.03						

TOTAL INVESTMENT DOLLARS MTD:	126,620,175.74
TOTAL INTEREST EARNED MTD:	292.56
TOTAL INVESTMENT RETURNS MTD:	126,620,468.30

MOR-81

Exhibit VI

Receivables in the Over 90 Days Category

Customer	Receivable Date	Status
Brown Bros. Investment Co.	4/15/2013	Have Contacted and will be paying over next 6 months
Brown Bros. Investment Co.	5/15/2013	Have Contacted and will be paying over next 6 months
Brown Bros. Investment Co.	6/15/2013	Have Contacted and will be paying over next 6 months
Brown Bros. Investment Co.	7/15/2013	Have Contacted and will be paying over next 6 months
Brown Bros. Investment Co.	8/15/2013	Have Contacted and will be paying over next 6 months
Esther M. Aberle	4/15/2013	Have Contacted; Awaiting Response
Esther M. Aberle	5/15/2013	Have Contacted; Awaiting Response
Esther M. Aberle	6/15/2013	Have Contacted; Awaiting Response
Esther M. Aberle	7/15/2013	Have Contacted; Awaiting Response
Esther M. Aberle	8/15/2013	Have Contacted; Awaiting Response
FIG 2013 Drilling and	6/15/2013	Working with Company trying to resolve
Frank E. Novy Trust	4/15/2013	Have Contacted; Awaiting Response
Frank E. Novy Trust	5/15/2013	Have Contacted; Awaiting Response
Frank E. Novy Trust	6/15/2013	Have Contacted; Awaiting Response
Hameck Oil Company	7/15/2013	Have Contacted; Awaiting Response
Harvest Oil Company, LLC	4/15/2013	Have Contacted; Awaiting Response
Harvest Oil Company, LLC	5/15/2013	Have Contacted; Awaiting Response
Honcho Energy Operating LLC	4/15/2013	Have worked out a plan to be paid over the next 2 months
Honcho Energy Operating LLC	5/15/2013	Have worked out a plan to be paid over the next 2 months
Honcho Energy Operating LLC	6/15/2013	Have worked out a plan to be paid over the next 2 months
Honcho Energy Operating LLC	7/15/2013	Have worked out a plan to be paid over the next 2 months
JJ Oil, LLC	5/15/2013	Have Contacted; Awaiting Response
JJ Oil, LLC	8/15/2013	Have Contacted; Awaiting Response
Jo Ann Paulsen Trust	6/15/2013	Have Contacted and will be paying over next 6 months
Jo Ann Paulsen Trust	8/15/2013	Have Contacted and will be paying over next 6 months
Kim T. Parson	7/15/2013	Have Contacted; Awaiting Response
Kim T. Parson	8/15/2013	Have Contacted; Awaiting Response
LARCO Resources, LLC	4/15/2013	Have Contacted; Awaiting Response
LARCO Resources, LLC	5/15/2013	Have Contacted; Awaiting Response
LARCO Resources, LLC	6/15/2013	Have Contacted; Awaiting Response
LARCO Resources, LLC	7/15/2013	Have Contacted; Awaiting Response
Larry W. Miller	4/15/2013	Have Contacted; Awaiting Response
Larry W. Miller	5/15/2013	Have Contacted; Awaiting Response

MOR-82

Exhibit VI

Receivables in the Over 90 Days Category

Customer	Receivable Date	Status
Larry W. Miller	6/15/2013	Have Contacted; Awaiting Response
Larry W. Miller	7/15/2013	Have Contacted; Awaiting Response
Larry W. Miller	8/15/2013	Have Contacted; Awaiting Response
Loutex Production	4/15/2013	Have Contacted; Awaiting Response
Loutex Production	5/15/2013	Have Contacted; Awaiting Response
Loutex Production	6/15/2013	Have Contacted; Awaiting Response
Loutex Production	7/15/2013	Have Contacted; Awaiting Response
Loutex Production	8/15/2013	Have Contacted; Awaiting Response
LSM Energy, Inc.	4/15/2013	Need to Contact
LSM Energy, Inc.	5/15/2013	Need to Contact
LSM Energy, Inc.	6/15/2013	Need to Contact
Maryann Kleban-Shannon	4/15/2013	Working with Company trying to resolve
Maryann Kleban-Shannon	5/15/2013	Working with Company trying to resolve
Maryann Kleban-Shannon	6/15/2013	Working with Company trying to resolve
Maryann Kleban-Shannon	7/15/2013	Working with Company trying to resolve
Maryann Kleban-Shannon-L.A.	4/15/2013	Working with Company trying to resolve
Maryann Kleban-Shannon-LA RRP	6/15/2013	Working with Company trying to resolve
Melvin J. Kleban Trust - Log	4/15/2013	Working with Company trying to resolve
Melvin J. Kleban Trust - Log	5/15/2013	Working with Company trying to resolve
Melvin J. Kleban Trust - Log	6/15/2013	Working with Company trying to resolve
Melvin J. Kleban Trust - Log	7/15/2013	Working with Company trying to resolve
Miller Oil & Gas LLC	5/15/2013	Working with Company trying to resolve
Miller Oil & Gas LLC	6/15/2013	Working with Company trying to resolve
Miller Oil & Gas LLC	7/15/2013	Working with Company trying to resolve
Miller Oil & Gas LLC	8/15/2013	Working with Company trying to resolve
Northern Energy Corporation	4/15/2013	Have Contacted; Awaiting Response
Reynolds Drilling Co., Inc.	4/15/2013	Working with Company trying to resolve
Reynolds Drilling Co., Inc.	5/15/2013	Working with Company trying to resolve
Reynolds Drilling Co., Inc.	7/15/2013	Working with Company trying to resolve
Reynolds Drilling Co., Inc.	8/15/2013	Working with Company trying to resolve
Stephen A. Park	6/15/2013	Have Contacted; Awaiting Response
TDW, LLC	4/15/2013	Have Contacted; Awaiting Response
TDW, LLC	6/15/2013	Have Contacted; Awaiting Response
TDW, LLC	7/15/2013	Have Contacted; Awaiting Response
TDW, LLC	8/15/2013	Have Contacted; Awaiting Response

MOR-83

Exhibit VI

Receivables in the Over 90 Days Category

Customer	Receivable Date	Status
XTO Energy Inc.	7/15/2013	Have Contacted; Awaiting Response
Endeavor Pipeline, Inc	4/30/2013	Related Company - No payment required
Endeavor Pipeline, Inc	5/31/2013	Related Company - No payment required
Endeavor Pipeline, Inc	6/30/2013	Related Company - No payment required
Endeavor Pipeline, Inc	7/31/2013	Related Company - No payment required
Endeavor Pipeline, Inc	8/31/2013	Related Company - No payment required

MOR-84